UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through August 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Global
                        Equity Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A  GLOSX
                        Class C  GCSLX
                        Class K  PGEKX
                        Class R  PRGEX
                        Class Y  PGSYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             11

Prices and Distributions                                                      12

Performance Update                                                            13

Comparing Ongoing Fund Expenses                                               18

Schedule of Investments                                                       20

Financial Statements                                                          28

Notes to Financial Statements                                                 37

Report of Independent Registered Public Accounting Firm                       50

Additional Information                                                        51

Approval of New and Interim Management Agreements                             53

Trustees, Officers and Service Providers                                      61

                          Pioneer Global Equity Fund | Annual Report | 8/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM(1).

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm, with some 5,000 employees worldwide, provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

(1) Source: IPE "Top 400 asset managers" published in June 2017 and based on AUM as of end December 2016.

2 Pioneer Global Equity Fund | Annual Report | 8/31/17

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                          Pioneer Global Equity Fund | Annual Report | 8/31/17 3

Portfolio Management Discussion | 8/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the 12-month period ended August 31, 2017. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), and Mr. Glazer, Senior Vice President and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform over the 12-month period ended August 31, 2017?

A Pioneer Global Equity Fund's Class A shares returned 18.89% at net asset value during the 12-month period ended August 31, 2017, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI)

4 Pioneer Global Equity Fund | Annual Report | 8/31/17

     World ND Index and the MSCI All Country World ND Index1, returned 16.19% and 17.11%, respectively. During the same period, the average return of the 200 mutual funds in Lipper's Global Multi-Cap Core Funds category was 16.46%, and the average return of the 857 mutual funds in Morningstar's World Large Stock Funds category was 16.00%.

Q How would you characterize the investment environment in the global equity markets during the 12-month period ended August 31, 2017?

A The past 12 months represented a very strong period for global equities as we saw a significant reflationary trend in the global economy, with improving macroeconomic conditions for international markets. Amid a positive investment environment, the emerging markets, Japan, and Europe all registered economic and market gains. And, with the help of continuing monetary support from the world's central banks, including quantitative easing policies, global economic growth gained some additional momentum. Cyclical sectors such as financials, consumer discretionary, consumer staples, industrials, and information technology enjoyed particularly strong performance over the 12 months. In contrast, utilities, telecommunications, and real estate trailed equity market averages.

     Though 12-month returns were favorable, the markets did endure periods of heightened volatility. When the Fund's reporting period began in September 2016, global markets had bounced back strongly in the months following the United Kingdom's "Brexit" vote to leave the European Union (E.U.). However, an economic slowdown in Japan and uncertainty surrounding the U.S. presidential election weighed on the markets as investors grappled with the potential effects those events might have on global growth. However, with central banks committed to policies aimed at offsetting any fallout from Brexit, and amid signs that the U.S. economy was gathering renewed strength, market sentiment steadily improved.

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                          Pioneer Global Equity Fund | Annual Report | 8/31/17 5

     The election of Donald Trump as U.S. president in November, coupled with speculation that tax reform, infrastructure spending, and deregulation would be important features of his presidency, spurred renewed optimism and propelled major U.S. stock market indices to all-time highs. After the initial euphoria subsided - amid the failure of several political initiatives in Washington, including attempts to repeal/replace the Affordable Care Act - some investors rotated out of U.S. cyclical issues and focused on international stocks. In Europe, markets were rattled by concerns regarding the future of the E.U. in the lead-up to several national elections. Concern then turned to optimism, though, in light of a series of election results that reinforced the strength of the E.U., especially the emphatic victory in France by Emmanuel Macron and his `La Republique en Marche' party.

     In that environment, global stocks delivered strong performance during the full 12-month period. U.S. equities, as measured by the Standard & Poor's 500 Index, returned 16.22%, while international equities returned 19.43%, as measured by the MSCI All Country World (ex-U.S.) Index, and European stocks, as measured by the MSCI Europe Index, returned 20.12%.

Q    Would you review the Fund's overall investment approach?

A When picking investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis.

     We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

     Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

*    Diversification does not assure a profit nor protect against loss.

**   Dividends are not guaranteed.

6 Pioneer Global Equity Fund | Annual Report | 8/31/17

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to its benchmarks during the 12-month period ended August 31, 2017?

A During the period, security selection and sector allocation made almost equally strong contributions to the Fund's benchmark-relative performance. In terms of security selection, notable contributions came from positions in defensive-oriented technology stocks, including Apple, Samsung, and Microsoft. In addition, portfolio positions in financial issues aided benchmark-relative returns, including holdings in PNC Financial Services, JPMorgan Chase, BNP Paribas, and ING Groep. Mid-cap names within the consumer discretionary sector also made positive contributions to the Fund's performance, especially the apparel company Moncler, and Sekisui Chemical, from Japan.

     Detractors from the Fund's benchmark-relative performance included positions in several health care distribution companies, all of which were punished by investors following the inability of Congressional leaders to reshape U.S. health care policy. The Fund's underperformers in the sector included CVS, Cardinal Health, and Shire. We sold CVS and Cardinal Health from the portfolio, but have maintained the Fund's Shire position, as we favor the company's longer-term prospects. Within information technology, we sold the Fund's position in Fitbit after the company underperformed due to disappointing product innovation.

Q Did you employ derivatives in managing the Fund during the 12-month period ended August 31, 2017, and did those investments have an effect on performance?

A Over the 12-month period, we utilized derivative securities in the portfolio to a limited degree, mainly to help guard against negative currency effects. The Fund's derivative positions did not have a meaningful effect on performance.

Q    What is the Fund's positioning as of period-end, and your general outlook?

A We remain upbeat regarding the Fund's positioning within information technology and financials, but we have recently taken some profits within both sectors while increasing exposure to health care. Following the latter sector's poor performance over the past 12 months, and in

                          Pioneer Global Equity Fund | Annual Report | 8/31/17 7 light of the fact that changes to the Affordable Care Act may not occur any time soon, we think valuations of health care stocks should normalize and that investors will begin focusing more on the long-term merits of individual companies, given ongoing product innovations and an aging population that will require more health-related services. In addition, we have reduced the Fund's significant underweight to energy stocks, as a number of those companies appear attractively valued after the sector's recent slump.

     Looking at market valuations more generally, we believe that the stocks held in the Fund's portfolio are attractively valued. And, even though there are certainly a number of stocks in the market that are overpriced, we view many companies around the globe as having attractive near-term prospects and favorable valuations.

     We expect the global economic cycle to continue to be positive in the coming months. Monetary policies of global central banks remain expansionary, despite some signals that support will be reduced in the near future. Quantitative easing is still underway in Japan and Europe, and continues to support the markets. International markets that endured significant volatility over the past two years are now recovering, and we believe that the global economy remains in mid-cycle, with significant room for growth and expansion. We also think that this global economic growth cycle will be of a much longer duration than those we have seen in the recent past.

     Geopolitical risks certainly remain, including tensions with North Korea and within the Middle East. Assuming those situations remain stable, we look for consolidation of the European economic recovery, continuing improvements in the emerging markets, and a possible reacceleration of the U.S. economy given the massive distributions of aid and economic stimulus to areas of the country affected by the recent hurricane season. We look for U.S. inflation to increase somewhat, but not to a troubling level, despite the fact that the country is close to full employment.

8 Pioneer Global Equity Fund | Annual Report | 8/31/17

     For those reasons, we look for a favorable global economic environment going forward, with manufacturing expanding and recoveries in major regions of the world occurring in synchronized fashion. We believe such trends should be very positive for global stocks.

Please refer to the Schedule of Investments on pages 20-27 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

                          Pioneer Global Equity Fund | Annual Report | 8/31/17 9

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Global Equity Fund | Annual Report | 8/31/17

Portfolio Summary | 8/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 28.9%
Information Technology                                                     24.4%
Consumer Discretionary                                                     13.1%
Health Care                                                                12.6%
Industrials                                                                 7.1%
Consumer Staples                                                            4.4%
Energy                                                                      4.3%
Telecommunication Services                                                  2.6%
Materials                                                                   1.8%
Real Estate                                                                 0.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

United States                                                              52.0%
France                                                                     12.8%
Japan                                                                      10.8%
United Kingdom                                                              5.9%
South Korea                                                                 3.6%
Switzerland                                                                 3.3%
Ireland                                                                     3.0%
Germany                                                                     2.8%
Indonesia                                                                   2.4%
Italy                                                                       1.3%
Taiwan                                                                      1.2%
Other (individually less than 1%)                                           0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Apple, Inc.                                                            4.35%
--------------------------------------------------------------------------------
 2. Samsung Electronics Co., Ltd.                                          3.58
--------------------------------------------------------------------------------
 3. TOTAL SA                                                               3.51
--------------------------------------------------------------------------------
 4. Novartis AG                                                            3.35
--------------------------------------------------------------------------------
 5. United Rentals, Inc.                                                   3.24
--------------------------------------------------------------------------------
 6. BNP Paribas SA                                                         3.21
--------------------------------------------------------------------------------
 7. Microsoft Corp.                                                        3.01
--------------------------------------------------------------------------------
 8. JPMorgan Chase & Co.                                                   2.91
--------------------------------------------------------------------------------
 9. Affiliated Managers Group, Inc.                                        2.77
--------------------------------------------------------------------------------
10. Valeo SA                                                               2.67
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 11

Prices and Distributions | 8/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         8/31/17                    8/31/16
--------------------------------------------------------------------------------
          A                            $15.77                      $13.43
--------------------------------------------------------------------------------
          C                            $15.42                      $13.13
--------------------------------------------------------------------------------
          K                            $15.81                      $13.47
--------------------------------------------------------------------------------
          R                            $15.65                      $13.36
--------------------------------------------------------------------------------
          Y                            $15.83                      $13.50
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-8/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term        Long-Term
         Class            Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
          A              $0.1686               $  --             $  --
--------------------------------------------------------------------------------
          C              $0.0635               $  --             $  --
--------------------------------------------------------------------------------
          K              $0.2384               $  --             $  --
--------------------------------------------------------------------------------
          R              $0.1530               $  --             $  --
--------------------------------------------------------------------------------
          Y              $0.2534               $  --             $  --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 13-17.

12 Pioneer Global Equity Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                          MSCI
              Net     Public     MSCI     All
              Asset   Offering   World    Country
              Value   Price      ND       World
Period        (NAV)   (POP)      Index    ND Index
--------------------------------------------------------------------------------
10 years       4.35%   3.73%      4.47%    4.23%
5 years       12.05   10.73      11.10    10.46
1 year        18.89   12.04      16.19    17.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017,
as supplemented)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              1.45%   1.25%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global                         MSCI All Country
                    Equity Fund     MSCI World ND Index    World ND Index
8/07                $ 9,425         $10,000                $10,000
8/08                $ 8,421         $ 8,793                $ 8,806
8/09                $ 7,087         $ 7,279                $ 7,359
8/10                $ 7,007         $ 7,392                $ 7,616
8/11                $ 7,742         $ 8,461                $ 8,661
8/12                $ 8,168         $ 9,148                $ 9,199
8/13                $ 9,733         $10,761                $10,623
8/14                $12,276         $13,031                $12,853
8/15                $11,677         $12,492                $12,045
8/16                $12,135         $13,327                $12,917
8/17                $14,426         $15,484                $15,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 13

Performance Update | 8/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                          MSCI
                                 MSCI     All
                                 World    Country
              If      If         ND       World
Period        Held    Redeemed   Index    ND Index
--------------------------------------------------------------------------------
10 years       3.46%   3.46%      4.47%    4.23%
5 years       11.16   11.16      11.10    10.46
1 year        18.00   18.00      16.19    17.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017,
as supplemented)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              2.16%   2.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global                         MSCI All Country
                    Equity Fund     MSCI World ND Index    World ND Index
8/07                $10,000         $10,000                $10,000
8/08                $ 8,853         $ 8,793                $ 8,806
8/09                $ 7,386         $ 7,279                $ 7,359
8/10                $ 7,238         $ 7,392                $ 7,616
8/11                $ 7,917         $ 8,461                $ 8,661
8/12                $ 8,278         $ 9,148                $ 9,199
8/13                $ 9,777         $10,761                $10,623
8/14                $12,220         $13,031                $12,853
8/15                $11,536         $12,492                $12,045
8/16                $11,908         $13,327                $12,917
8/17                $14,051         $15,484                $15,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                 MSCI
              Net     MSCI       All
              Asset   World      Country
              Value   ND         World
Period        (NAV)   Index      ND Index
--------------------------------------------------------------------------------
10 years       4.48%   4.47%      4.23%
5 years       12.33   11.10      10.46
1 year        19.44   16.19      17.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017,
as supplemented)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              0.92%   0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Global                         MSCI All Country
                Equity Fund     MSCI World ND Index    World ND Index
8/07            $5,000,000      $5,000,000             $5,000,000
8/08            $4,465,765      $4,396,502             $4,402,840
8/09            $3,758,666      $3,639,723             $3,679,585
8/10            $3,716,038      $3,695,926             $3,808,130
8/11            $4,105,584      $4,230,328             $4,330,428
8/12            $4,331,528      $4,573,805             $4,599,598
8/13            $5,161,830      $5,380,259             $5,311,429
8/14            $6,510,424      $6,515,261             $6,426,279
8/15            $6,206,733      $6,246,183             $6,022,300
8/16            $6,486,487      $6,663,652             $6,458,564
8/17            $7,747,463      $7,742,198             $7,563,777

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class K shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 15

Performance Update | 8/31/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                 MSCI
              Net     MSCI       All
              Asset   World      Country
              Value   ND         World
Period        (NAV)   Index      ND Index
--------------------------------------------------------------------------------
10 years       4.29%   4.47%      4.23%
5 years       11.94   11.10      10.46
1 year        18.47   16.19      17.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017,
as supplemented)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              1.68%   1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Global                         MSCI All Country
                    Equity Fund     MSCI World ND Index    World ND Index
8/07                $10,000         $10,000                $10,000
8/08                $ 8,932         $ 8,793                $ 8,806
8/09                $ 7,517         $ 7,279                $ 7,359
8/10                $ 7,432         $ 7,392                $ 7,616
8/11                $ 8,211         $ 8,461                $ 8,661
8/12                $ 8,663         $ 9,148                $ 9,199
8/13                $10,324         $10,761                $10,623
8/14                $13,021         $13,031                $12,853
8/15                $12,375         $12,492                $12,045
8/16                $12,852         $13,327                $12,917
8/17                $15,226         $15,484                $15,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

16 Pioneer Global Equity Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                 MSCI
              Net     MSCI       All
              Asset   World      Country
              Value   ND         World
Period        (NAV)   Index      ND Index
--------------------------------------------------------------------------------
10 years       4.79%   4.47%      4.23%
5 years       12.58   11.10      10.46
1 year        19.45   16.19      17.11
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2017,
as supplemented)
--------------------------------------------------------------------------------
              Gross   Net
--------------------------------------------------------------------------------
              1.08%   0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer Global                         MSCI All Country
                    Equity Fund     MSCI World ND Index    World ND Index
8/07                $5,000,000      $5,000,000             $5,000,000
8/08                $4,465,765      $4,396,502             $4,402,840
8/09                $3,771,839      $3,639,723             $3,679,585
8/10                $3,749,438      $3,695,926             $3,808,130
8/11                $4,160,494      $4,230,328             $4,330,428
8/12                $4,413,701      $4,573,805             $4,599,598
8/13                $5,285,570      $5,380,259             $5,311,429
8/14                $6,694,470      $6,515,261             $6,426,279
8/15                $6,394,785      $6,246,183             $6,022,300
8/16                $6,682,351      $6,663,652             $6,458,564
8/17                $7,982,211      $7,742,198             $7,563,777

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from March 1, 2017, through August 31, 2017.

----------------------------------------------------------------------------------------------------
Share Class                         A              C              K              R             Y
----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00      $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 3/1/17
----------------------------------------------------------------------------------------------------
Ending Account                  $1,106.67      $1,103.73      $1,109.52      $1,105.23     $1,109.31
Value on 8/31/17
----------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.74      $   10.61      $    4.20      $    8.22     $    4.25
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.27%, 2.00%, 0.79%, 1.55% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

18 Pioneer Global Equity Fund | Annual Report | 8/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2017, through August 31, 2017.

-----------------------------------------------------------------------------------------------------
Share Class                         A              C              K              R             Y
-----------------------------------------------------------------------------------------------------
Beginning Account               $1,000.00      $1,000.00      $1,000.00      $1,000.00     $1,000.00
Value on 3/1/17
-----------------------------------------------------------------------------------------------------
Ending Account                  $1,018.80      $1,015.12      $1,021.22      $1,017.39     $1,021.17
Value on 8/31/17
-----------------------------------------------------------------------------------------------------
Expenses Paid                   $    6.46      $   10.16      $    4.02      $    7.88     $    4.08
During Period*
-----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.27%, 2.00%, 0.79%, 1.55% and 0.80% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 19

Schedule of Investments | 8/31/17

------------------------------------------------------------------------------------------
Shares                                                                       Value
------------------------------------------------------------------------------------------
                  UNAFFILIATED ISSUERS -- 99.5%
                  COMMON STOCKS -- 95.7%
                  ENERGY -- 4.3%
                  Integrated Oil & Gas -- 3.5%
        120,047   TOTAL SA                                                   $   6,210,051
------------------------------------------------------------------------------------------
                  Oil & Gas Exploration & Production -- 0.8%
         16,707   EOG Resources, Inc.                                        $   1,419,928
                                                                             -------------
                  Total Energy                                               $   7,629,979
------------------------------------------------------------------------------------------
                  MATERIALS -- 1.9%
                  Diversified Chemicals -- 0.7%
         19,229   The Dow Chemical Co.                                       $   1,281,613
------------------------------------------------------------------------------------------
                  Construction Materials -- 1.2%
         58,015   CRH Plc                                                    $   2,035,488
                                                                             -------------
                  Total Materials                                            $   3,317,101
------------------------------------------------------------------------------------------
                  CAPITAL GOODS -- 7.1%
                  Aerospace & Defense -- 2.5%
        229,548   BAE Systems Plc                                            $   1,802,680
         22,929   Thales SA                                                      2,540,047
                                                                             -------------
                                                                             $   4,342,727
------------------------------------------------------------------------------------------
                  Heavy Electrical Equipment -- 0.5%
         61,100   Mitsubishi Electric Corp.                                  $     906,394
------------------------------------------------------------------------------------------
                  Industrial Conglomerates -- 0.9%
         12,769   Siemens AG                                                 $   1,669,249
------------------------------------------------------------------------------------------
                  Trading Companies & Distributors -- 3.2%
         48,459   United Rentals, Inc.*                                      $   5,721,070
                                                                             -------------
                  Total Capital Goods                                        $  12,639,440
------------------------------------------------------------------------------------------
                  AUTOMOBILES & COMPONENTS -- 3.4%
                  Auto Parts & Equipment -- 2.7%
         70,466   Valeo SA                                                   $   4,717,078
------------------------------------------------------------------------------------------
                  Tires & Rubber -- 0.7%
         30,800   Bridgestone Corp.                                          $   1,323,687
                                                                             -------------
                  Total Automobiles & Components                             $   6,040,765
------------------------------------------------------------------------------------------
                  CONSUMER DURABLES & APPAREL -- 5.2%
                  Homebuilding -- 2.0%
        190,200   Sekisui Chemical Co., Ltd.                                 $   3,552,221
------------------------------------------------------------------------------------------
                  Apparel, Accessories & Luxury Goods -- 2.8%
         82,393   Moncler S.p.A.*                                            $   2,343,954
         21,008   PVH Corp.                                                      2,644,697
                                                                             -------------
                                                                             $   4,988,651
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------
Shares                                                                       Value
------------------------------------------------------------------------------------------
                  Footwear -- 0.4%
        152,000   ANTA Sports Products, Ltd.                                 $     598,216
                                                                             -------------
                  Total Consumer Durables & Apparel                          $   9,139,088
------------------------------------------------------------------------------------------
                  CONSUMER SERVICES -- 3.4%
                  Hotels, Resorts & Cruise Lines -- 2.0%
         76,383   Accor SA                                                   $   3,540,729
------------------------------------------------------------------------------------------
                  Restaurants -- 1.4%
         42,000   KOMEDA Holdings Co, Ltd.                                   $     704,043
         32,306   Starbucks Corp.                                                1,772,307
                                                                             -------------
                                                                             $   2,476,350
                                                                             -------------
                  Total Consumer Services                                    $   6,017,079
------------------------------------------------------------------------------------------
                  MEDIA -- 1.2%
                  Advertising -- 1.2%
        115,195   WPP Plc                                                    $   2,114,494
                                                                             -------------
                  Total Media                                                $   2,114,494
------------------------------------------------------------------------------------------
                  FOOD & STAPLES RETAILING -- 3.2%
                  Drug Retail -- 3.2%
         92,000   Sundrug Co., Ltd.                                          $   3,828,902
         22,085   Walgreens Boots Alliance, Inc.                                 1,799,928
                                                                             -------------
                                                                             $   5,628,830
                                                                             -------------
                  Total Food & Staples Retailing                             $   5,628,830
------------------------------------------------------------------------------------------
                  FOOD, BEVERAGE & TOBACCO -- 0.6%
                  Tobacco -- 0.6%
         17,462   Altria Group, Inc.                                         $   1,107,091
                                                                             -------------
                  Total Food, Beverage & Tobacco                             $   1,107,091
------------------------------------------------------------------------------------------
                  HOUSEHOLD & PERSONAL PRODUCTS -- 0.6%
                  Personal Products -- 0.6%
         18,220   Unilever Plc                                               $   1,065,513
                                                                             -------------
                  Total Household & Personal Products                        $   1,065,513
------------------------------------------------------------------------------------------
                  HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                  Managed Health Care -- 0.8%
          5,319   Humana, Inc.                                               $   1,370,281
                                                                             -------------
                  Total Health Care Equipment & Services                     $   1,370,281
------------------------------------------------------------------------------------------
                  PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                  SCIENCES -- 11.8%
                  Biotechnology -- 5.0%
         26,862   Celgene Corp.*                                             $   3,731,938
          4,779   Esperion Therapeutics, Inc.*                                     236,178
         36,975   Gilead Sciences, Inc.*                                         3,095,177
         36,360   Shire Plc                                                      1,810,467
                                                                             -------------
                                                                             $   8,873,760
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 21

------------------------------------------------------------------------------------------
Shares                                                                       Value
------------------------------------------------------------------------------------------
                  Pharmaceuticals -- 6.8%
         27,854   Merck & Co., Inc.                                          $   1,778,756
         70,197   Novartis AG                                                    5,915,479
        131,411   Pfizer, Inc.                                                   4,457,461
                                                                             -------------
                                                                             $  12,151,696
                                                                             -------------
                  Total Pharmaceuticals, Biotechnology & Life Sciences       $  21,025,456
------------------------------------------------------------------------------------------
                  BANKS -- 12.9%
                  Diversified Banks -- 12.1%
        458,605   Aldermore Group Plc                                        $   1,337,226
      2,363,400   Bank Rakyat Indonesia Persero Tbk PT                           2,683,993
         74,590   BNP Paribas SA                                                 5,680,332
         39,108   Citigroup, Inc.                                                2,660,517
         56,570   JPMorgan Chase & Co.                                           5,141,647
        652,700   Mitsubishi UFJ Financial Group, Inc.                           3,976,115
                                                                             -------------
                                                                             $  21,479,830
------------------------------------------------------------------------------------------
                  Regional Banks -- 0.8%
      6,602,700   Bank Tabungan Negara Persero Tbk PT                        $   1,488,982
                                                                             -------------
                  Total Banks                                                $  22,968,812
------------------------------------------------------------------------------------------
                  DIVERSIFIED FINANCIALS -- 9.9%
                  Consumer Finance -- 2.5%
         47,697   Discover Financial Services, Inc.                          $   2,811,738
         52,869   Synchrony Financial                                            1,627,837
                                                                             -------------
                                                                             $   4,439,575
------------------------------------------------------------------------------------------
                  Asset Management & Custody Banks -- 6.2%
         27,674   Affiliated Managers Group, Inc.*                           $   4,889,719
          5,182   BlackRock, Inc.                                                2,171,310
          6,658   Invesco, Ltd.                                                    218,249
         23,534   T. Rowe Price Group, Inc.                                      1,985,328
         52,192   The Blackstone Group LP                                        1,708,244
                                                                             -------------
                                                                             $  10,972,850
------------------------------------------------------------------------------------------
                  Financial Exchanges & Data -- 1.2%
         29,537   Nasdaq, Inc.                                               $   2,226,499
                                                                             -------------
                  Total Diversified Financials                               $  17,638,924
------------------------------------------------------------------------------------------
                  INSURANCE -- 2.2%
                  Insurance Brokers -- 0.8%
          9,798   Willis Towers Watson Plc                                   $   1,454,709
------------------------------------------------------------------------------------------
                  Multi-line Insurance -- 1.4%
         11,101   Allianz SE*                                                $   2,374,926
                                                                             -------------
                  Total Insurance                                            $   3,829,635
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------
Shares                                                                         Value
------------------------------------------------------------------------------------------
                  SOFTWARE & SERVICES -- 13.8%
                  Internet Software & Services -- 6.5%
          3,805   Alphabet, Inc. (Class A)                                   $   3,634,688
          3,888   Alphabet, Inc. (Class C)                                       3,652,115
         95,300   eBay, Inc.*                                                    3,443,189
         35,833   Rocket Internet SE*                                              823,216
                                                                             -------------
                                                                             $  11,553,208
------------------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 2.5%
       473,000    Fujitsu, Ltd.                                              $   3,530,661
        63,439    HCL Technologies, Ltd.                                           848,207
                                                                             -------------
                                                                             $   4,378,868
------------------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 1.8%
         22,290   PayPal Holdings, Inc.                                      $   1,374,847
         18,482   Visa, Inc.                                                     1,913,257
                                                                             -------------
                                                                             $   3,288,104
------------------------------------------------------------------------------------------
                  Systems Software -- 3.0%
         71,284   Microsoft Corp.                                            $   5,329,905
                                                                             -------------
                  Total Software & Services                                  $  24,550,085
------------------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 8.4%
                  Communications Equipment -- 0.5%
        332,000   Accton Technology Corp.                                    $     873,883
------------------------------------------------------------------------------------------
                  Computer Storage & Peripherals -- 4.3%
         46,901   Apple, Inc.                                                $   7,691,765
------------------------------------------------------------------------------------------
                  Technology Hardware, Storage & Peripherals -- 3.6%
          3,057   Samsung Electronics Co., Ltd.                              $   6,338,483
------------------------------------------------------------------------------------------
                  Electronic Manufacturing Services -- 0.0%+
         26,225   Global Display Co., Ltd.                                   $      97,046
                                                                             -------------
                  Total Technology Hardware & Equipment                      $  15,001,177
------------------------------------------------------------------------------------------
                  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
                  Semiconductors -- 2.0%
         75,391   Micron Technology, Inc.*                                   $   2,410,250
        168,000   Taiwan Semiconductor Manufacturing Co., Ltd.                   1,211,649
                                                                             -------------
                                                                             $   3,621,899
                                                                             -------------
                  Total Semiconductors & Semiconductor Equipment             $   3,621,899
------------------------------------------------------------------------------------------
                  TELECOMMUNICATION SERVICES -- 2.6%
                  Integrated Telecommunication Services -- 0.7%
         25,000   Nippon Telegraph & Telephone Corp.                         $   1,244,745
------------------------------------------------------------------------------------------
                  Wireless Telecommunication Services -- 1.9%
      1,193,817   Vodafone Group Plc                                         $   3,415,521
                                                                             -------------
                  Total Telecommunication Services                           $   4,660,266
------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 23

------------------------------------------------------------------------------------------
Shares                                                                       Value
------------------------------------------------------------------------------------------
                  REAL ESTATE -- 0.4%
                  Real Estate Services -- 0.4%
         67,452   Savills Plc                                                $     772,435
                                                                             -------------
                  Total Real Estate                                          $     772,435
------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $143,252,933)                                        $ 170,138,350
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------
                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.8%
      4,390,000   U.S. Treasury Bills, 9/28/17 (b)                           $   4,386,938
      2,285,000   U.S. Treasury Bills, 9/7/17 (b)                                2,284,665
------------------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost $6,671,561)                                          $   6,671,603
------------------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN UNAFFILIATED ISSUERS -- 99.5%
                  (Cost $149,924,494) (a)                                    $ 176,809,953
------------------------------------------------------------------------------------------
                  OTHER ASSETS & LIABILITIES -- 0.5%                         $     890,265
------------------------------------------------------------------------------------------
                  NET ASSETS -- 100.0%                                       $ 177,700,218
==========================================================================================

+    Amount rounds to less than 0.1%.

*    Non-income producing security.

(a) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), are as follows:

     United States                                                         52.0%
     France                                                                12.8%
     Japan                                                                 10.8%
     United Kingdom                                                         5.9%
     South Korea                                                            3.6%
     Switzerland                                                            3.3%
     Ireland                                                                3.0%
     Germany                                                                2.8%
     Indonesia                                                              2.4%
     Italy                                                                  1.3%
     Taiwan                                                                 1.2%
     Other (individually less than 1%)                                      0.9%
                                                                          -----
                                                                          100.0%
                                                                          =====

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2017 aggregated to $133,465,263 and $143,486,548, respectively.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Annual Report | 8/31/17

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser) serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $3,340,343 and $4,627,694, respectively, which resulted in a net realized loss of $524.

SWAP CONTRACTS

TOTAL RETURN SWAP AGREEMENTS

-----------------------------------------------------------------------------------------------------------------------
                            Obligation            Annual                                      Premiums   Unrealized
Notional       Counter-     Entity/      Pay/     Fixed   Pay/       Floating     Expiration  Paid/      Appreciation/
Amount ($)(1)  party        Index        Receive  Rate    Receive    Rate         Date        Received   Value
-----------------------------------------------------------------------------------------------------------------------
JPY 123,810    Societe      Solactive    Receive  0.39%   Pay        3M Libor +   9/12/17     $ --       $26,774
               Generale SA  Japanese                                 40 bps
                            Buyback
                            Index
-----------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                          $ --       $26,774
=======================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      JPY         Japanese Yen

FUTURES CONTRACTS
CURRENCY FUTURES CONTRACTS

--------------------------------------------------------------------------------
                             Settlement
Contracts                    Month/     Notional      Market        Unrealized
(Short)    Description       Year       Amount        Value         Depreciation
--------------------------------------------------------------------------------
(24)       Euro FX Currency  9/17       (3,503,264)   $(3,573,600)  $(70,336)
--------------------------------------------------------------------------------
TOTAL FUTURES CONTRACTS                                             $(70,336)
================================================================================

At August 31, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $150,237,541 was as follows:

      Aggregate gross unrealized appreciation for all investments in which
        there is an excess of value over tax cost                                    $29,516,142

      Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                     (2,987,292)
                                                                                     -----------
      Net unrealized appreciation                                                    $26,528,850
                                                                                     ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

      Level 1 - quoted prices in active markets for identical securities.

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)
                See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 25

The following is a summary of the inputs used as of August 31, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------------------
                                      Level 1             Level 2            Level 3      Total
------------------------------------------------------------------------------------------------------
Common Stocks
  Energy
    Integrated Oil & Gas              $         --        $ 6,210,051        $  --        $  6,210,051
  Materials
    Construction Materials                      --          2,035,488           --           2,035,488
  Capital Goods
    Aerospace & Defense                         --          4,342,727           --           4,342,727
    Heavy Electrical Equipment                  --            906,394           --             906,394
    Industrial Conglomerates                    --          1,669,249           --           1,669,249
  Automobiles & Components
    Auto Parts & Equipment                      --          4,717,078           --           4,717,078
    Tires & Rubber                              --          1,323,687           --           1,323,687
  Consumer Durables & Apparel
    Homebuilding                                --          3,552,221           --           3,552,221
    Apparel, Accessories &
       Luxury Goods                      2,644,697          2,343,954           --           4,988,651
    Footwear                                    --            598,216           --             598,216
  Consumer Services
    Hotels, Resorts & Cruise Lines              --          3,540,729           --           3,540,729
    Restaurants                          1,772,307            704,043           --           2,476,350
  Media
    Advertising                                 --          2,114,494           --           2,114,494
  Food & Staples Retailing
    Drug Retail                          1,799,928          3,828,902           --           5,628,830
  Household & Personal Products
    Personal Products                           --          1,065,513           --           1,065,513
  Pharmaceuticals, Biotechnology &
    Life Sciences
    Biotechnology                        7,063,293          1,810,467           --           8,873,760
    Pharmaceuticals                      6,236,217          5,915,479           --          12,151,696
  Banks
    Diversified Banks                    7,802,164         13,677,666           --          21,479,830
    Regional Banks                              --          1,488,982           --           1,488,982
  Insurance
    Multi-line Insurance                        --          2,374,926           --           2,374,926
  Software & Services
    Internet Software & Services        10,729,992            823,216           --          11,553,208
    IT Consulting & Other Services              --          4,378,868           --           4,378,868
  Technology Hardware & Equipment
    Communications Equipment                    --            873,883           --             873,883
    Technology Hardware,
       Storage & Peripherals                    --          6,338,483           --           6,338,483
    Electronic Manufacturing Services           --             97,046           --              97,046
  Semiconductors &
    Semiconductor Equipment
    Semiconductors                       2,410,250          1,211,649           --           3,621,899

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------
                                        Level 1       Level 2          Level 3    Total
-------------------------------------------------------------------------------------------------
 Telecommunication Services
   Integrated Telecommunication
      Services                          $        --   $ 1,244,745      $ --       $    1,244,745
   Wireless Telecommunication
      Services                                   --     3,415,521        --            3,415,521
 Real Estate
   Real Estate Services                          --       772,435        --              772,435
 All Other Common Stocks                 46,303,390            --        --           46,303,390
US Government and
 Agency Obligations                              --     6,671,603        --            6,671,603
-------------------------------------------------------------------------------------------------
Total                                   $86,762,238   $90,047,715      $ --       $  176,809,953
=================================================================================================

During the year ended August 31, 2017, there were no transfers between Levels 1, 2 and 3.

-------------------------------------------------------------------------------------------------
                                        Level 1       Level 2          Level 3    Total
-------------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation on
  swap contracts                        $        --   $    26,774      $ --       $       26,774
Unrealized depreciation on
  future contracts                          (70,336)           --        --              (70,336)
-------------------------------------------------------------------------------------------------
Total Other Financial Instruments       $   (70,336)  $    26,774      $ --       $      (43,562)
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 27

Statement of Assets and Liabilities | 8/31/17

ASSETS:
  Investment in securities of unaffiliated issuers, at value (cost $149,924,494)   $ 176,809,953
  Cash                                                                                 5,269,826
  Foreign currencies, at value (cost $153,396)                                           154,592
  Futures collateral                                                                     110,000
  Receivables --
     Investment securities sold                                                          125,725
     Fund shares sold                                                                    225,825
     Dividends                                                                           353,567
  Swap contracts, at value (net premiums paid $-)                                         26,774
  Due from broker for futures                                                             70,287
  Due from the Adviser                                                                    73,507
  Other assets                                                                            26,546
-------------------------------------------------------------------------------------------------
         Total assets                                                              $ 183,246,602
=================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                               $   5,187,222
     Fund shares repurchased                                                              91,486
     Trustee fees                                                                          1,118
  Unrealized depreciation on open futures contracts                                       70,336
  Variation margin for futures contracts                                                   2,850
  Due to affiliates                                                                       91,483
  Accrued expenses                                                                       101,889
-------------------------------------------------------------------------------------------------
           Total liabilities                                                       $   5,546,384
=================================================================================================
NET ASSETS:
  Paid-in capital                                                                  $ 142,845,471
  Undistributed net investment income                                                    909,322
  Accumulated net realized gain on investments                                         7,098,460
  Net unrealized appreciation on investments                                          26,846,965
-------------------------------------------------------------------------------------------------
         Net assets                                                                $ 177,700,218
=================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $78,417,210/4,971,505 shares)                                  $       15.77
  Class C (based on $12,056,342/782,090 shares)                                    $       15.42
  Class K (based on $56,693,379/3,585,591 shares)                                  $       15.81
  Class R (based on $17,586,525/1,123,431 shares)                                  $       15.65
  Class Y (based on $12,946,762/817,691 shares)                                    $       15.83
MAXIMUM OFFERING PRICE:
  Class A ($15.77 (divided by) 94.25%)                                             $       16.73
=================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Annual Report | 8/31/17

Statement of Operations

For the Year Ended 8/31/17

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld of $239,725)                                           $ 3,297,395
  Interest from unaffiliated issuers (net of foreign taxes
     withheld of $4,395)                                                  59,877
-----------------------------------------------------------------------------------------------
         Total investment income                                                   $ 3,357,272
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 1,222,796
  Transfer agent fees
     Class A                                                             115,366
     Class C                                                              18,804
     Class K                                                                  54
     Class R                                                              42,865
     Class Y                                                               9,443
  Distribution fees
     Class A                                                             181,807
     Class C                                                             120,021
     Class R                                                              82,123
  Shareholder communications expense                                      59,041
  Administrative expense                                                 101,385
  Custodian fees                                                          59,847
  Registration fees                                                       88,141
  Professional fees                                                       64,828
  Printing expense                                                        37,115
  Fees and expenses of nonaffiliated Trustees                              7,370
  Miscellaneous                                                           17,306
-----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 2,228,312
     Less fees waived and expenses reimbursed by the Adviser                          (322,326)
-----------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 1,905,986
-----------------------------------------------------------------------------------------------
         Net investment income                                                     $ 1,451,286
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                           $13,008,625
     Futures contracts                                                  (172,721)
     Swap contracts                                                    1,639,855
     Other assets and liabilities denominated in
         foreign currencies                                              (86,624)  $14,389,135
-----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                           $12,723,024
     Futures contracts                                                   (70,336)
     Swap contracts                                                       26,774
     Other assets and liabilities denominated in foreign currencies       17,427   $12,696,889
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                           $27,086,024
-----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $28,537,310
===============================================================================================

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 29

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------
                                                          Year Ended      Year Ended
                                                          8/31/2017       8/31/2016*
----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                              $  1,451,286    $   2,077,660
Net realized gain (loss) on investments                     14,389,135       (7,340,989)
Change in net unrealized appreciation (depreciation) on
  investments                                               12,696,889       10,633,268
----------------------------------------------------------------------------------------
      Net increase in net assets resulting
         from operations                                  $ 28,537,310    $   5,369,939
----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.17 and $0.08 per share, respectively)      $   (860,989)   $    (471,470)
   Class C ($0.06 and $0.00 per share, respectively)           (55,611)              --
   Class K ($0.24 and $0.15 per share, respectively)          (924,024)        (589,987)
   Class R ($0.15 and $0.13 per share, respectively)          (172,785)         (76,329)
   Class Y ($0.25 and $0.15 per share, respectively)          (145,060)        (271,227)
----------------------------------------------------------------------------------------
         Total distributions to shareowners               $ (2,158,469)   $  (1,409,013)
----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sale of shares                          $ 25,442,861    $  33,783,592
Reinvestment of distributions                                1,004,283          658,359
Cost of shares repurchased                                 (35,863,738)     (48,756,116)
----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                               $ (9,416,594)   $ (14,314,165)
----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets               $ 16,962,247    $ (10,353,239)
NET ASSETS:
Beginning of year                                         $160,737,971    $ 171,091,210
----------------------------------------------------------------------------------------
End of year                                               $177,700,218    $ 160,737,971
----------------------------------------------------------------------------------------
Undistributed net investment income                       $    909,322    $   1,717,208
========================================================================================

(a) At August 31, 2017, Pioneer Asset Allocation Trust owned 27.4% of the value of outstanding shares of Pioneer Global Equity Fund.

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------
                                Year Ended   Year Ended      Year Ended   Year Ended
                                8/31/2017    8/31/2017       8/31/2016    8/31/2016
                                Shares       Amount          Shares*      Amount*
----------------------------------------------------------------------------------------
Class A
Shares sold                        501,676   $  7,310,949       911,559   $  11,889,430
Reinvestment of distributions       61,082        827,065        33,914         450,034
Less shares repurchased         (1,124,071)   (15,803,442)   (1,344,828)    (17,206,097)
----------------------------------------------------------------------------------------
      Net decrease                (561,313)  $ (7,665,428)     (399,355)  $  (4,866,633)
========================================================================================
Class C
Shares sold                        178,880   $  2,530,087       222,781   $   2,826,420
Reinvestment of distributions        3,968         52,774            --            --
Less shares repurchased           (327,861)    (4,621,635)     (360,772)     (4,537,583)
----------------------------------------------------------------------------------------
      Net decrease                (145,013)  $ (2,038,774)     (137,991)  $  (1,711,163)
========================================================================================
Class K
Shares sold                             --   $         --            --   $          --
Reinvestment of distributions           --             --            --              --
Less shares repurchased           (290,349)    (4,168,272)     (290,122)     (3,661,494)
----------------------------------------------------------------------------------------
      Net decrease                (290,349)  $ (4,168,272)     (290,122)  $  (3,661,494)
========================================================================================
Class R
Shares sold                        372,467   $  5,188,282     1,056,022   $  13,514,533
Reinvestment of distributions           --             --            --              --
Less shares repurchased           (339,305)    (4,879,933)     (143,077)     (1,834,686)
----------------------------------------------------------------------------------------
      Net increase                  33,162   $    308,349       912,945   $  11,679,847
========================================================================================
Class Y
Shares sold                        707,014   $ 10,413,543       426,331   $   5,553,209
Reinvestment of distributions        9,184        124,444        15,675         208,325
Less shares repurchased           (450,320)    (6,390,456)   (1,713,296)    (21,516,256)
----------------------------------------------------------------------------------------
      Net increase (decrease)      265,878   $  4,147,531    (1,271,290)  $ (15,754,722)
========================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 31

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year        Year        Year
                                                                Ended        Ended        Ended       Ended       Ended
                                                                8/31/2017    8/31/2016**  8/31/2015** 8/31/2014** 8/31/2013
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                            $ 13.43      $ 13.00      $ 14.05     $ 11.31     $  9.64
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.11(a)   $  0.14(a)   $  0.07     $  0.27     $  0.15
   Net realized and unrealized gain (loss) on investments          2.40         0.37        (0.74)       2.67        1.68
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  2.51      $  0.51      $ (0.67)    $  2.94     $  1.83
----------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.17)     $ (0.08)     $ (0.38)    $ (0.20)    $ (0.16)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.34      $  0.43      $ (1.05)    $  2.74     $  1.67
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 15.77      $ 13.43      $ 13.00     $ 14.05     $ 11.31
============================================================================================================================
Total return*                                                     18.89%        3.92%       (4.88)%     26.13%      19.17%
Ratio of net expenses to average net assets                        1.27%        1.30%        1.30%       1.30%       1.30%
Ratio of net investment income (loss) to average net assets        0.79%        1.08%        0.60%       2.01%       1.35%
Portfolio turnover rate                                              85%          88%         109%        121%        160%
Net assets, end of period (in thousands)                        $78,417      $74,333      $77,115     $76,638     $62,996
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.46%        1.45%        1.50%       1.56%       1.67%
   Net investment income (loss) to average net assets              0.60%        0.94%        0.40%       1.75%       0.98%
============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------
                                                             Year        Year        Year         Year        Year
                                                             Ended       Ended       Ended        Ended       Ended
                                                             8/31/2017   8/31/2016** 8/31/2015**  8/31/2014** 8/31/2013
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.13     $ 12.72     $ 13.78      $ 11.11     $  9.47
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.01(b)  $  0.04(b)  $ (0.08)(a)  $  0.14     $  0.05
   Net realized and unrealized gain (loss) on investments       2.34        0.37       (0.68)        2.63        1.66
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.35     $  0.41     $ (0.76)     $  2.77     $  1.71
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.06)    $    --     $ (0.30)     $ (0.10)    $ (0.07)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  2.29     $  0.41     $ (1.06)     $  2.67     $  1.64
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.42     $ 13.13     $ 12.72      $ 13.78     $ 11.11
========================================================================================================================
Total return*                                                  18.00%       3.22%      (5.60)%      24.98%      18.11%
Ratio of net expenses to average net assets                     2.00%       2.03%       2.05%        2.20%       2.20%
Ratio of net investment income (loss) to average net assets     0.07%       0.35%      (0.14)%       1.13%       0.45%
Portfolio turnover rate                                           85%         88%        109%         121%        160%
Net assets, end of period (in thousands)                     $12,056     $12,170     $13,552      $ 8,427     $ 6,516
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         2.19%       2.16%       2.21%        2.35%       2.51%
   Net investment income (loss) to average net assets          (0.12)%      0.22%      (0.30)%       0.98%       0.14%
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 33

-----------------------------------------------------------------------------------------
                                                 Year        Year           12/31/2014
                                                 Ended       Ended          to
                                                 8/31/2017   8/31/2016****  8/31/2015****
-----------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period             $ 13.47     $ 13.03        $ 13.51
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $  0.18(a)  $  0.21(a)     $  0.11
  Net realized and unrealized gain (loss)
    on investments                                  2.40        0.38          (0.59)
-----------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                          $  2.58     $  0.59        $ (0.48)
-----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $ (0.24)    $ (0.15)       $    --
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  2.34     $  0.44        $ (0.48)
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $ 15.81     $ 13.47        $ 13.03
=========================================================================================
Total return*                                      19.44%       4.51%         (3.55)%***
Ratio of net expenses to average net assets         0.79%       0.79%          0.79%**
Ratio of net investment income (loss) to
  average net assets                                1.26%       1.58%          1.44%**
Portfolio turnover rate                               85%         88%           109%
Net assets, end of period (in thousands)         $56,693     $52,222        $54,305
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets              0.98%       0.92%          0.95%**
  Net investment income (loss) to average
  net assets                                        1.07%       1.45%          1.28%**
=========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

**** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Equity Fund | Annual Report | 8/31/17

----------------------------------------------------------------------------------------
                                                 Year        Year          7/1/2015
                                                 Ended       Ended         to
                                                 8/31/2017   8/31/2016**** 8/31/2015****
----------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period             $ 13.36     $ 12.99       $ 14.08
----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                   $  0.08(a)  $  0.13(a)    $  0.00(b)
  Net realized and unrealized gain (loss)
      on investments                                2.36        0.37         (1.09)
----------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                          $  2.44     $  0.50       $ (1.09)
----------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                          $ (0.15)    $ (0.13)      $    --
----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $  2.29     $  0.37       $ (1.09)
----------------------------------------------------------------------------------------
Net asset value, end of period                   $ 15.65     $ 13.36       $ 12.99
========================================================================================
Total return*                                      18.47%       3.85%        (7.74)%***
Ratio of net expenses to average net assets         1.55%       1.55%         1.38%**
Ratio of net investment income (loss) to
  average net assets                                0.54%       1.04%         0.25%**
Portfolio turnover rate                               85%         88%          109%
Net assets, end of period (in thousands)         $17,587     $14,562       $ 2,304
Ratios with no waiver of fees and assumption
  of expenses by the Adviser and no reduction
  for fees paid indirectly:
  Total expenses to average net assets              1.75%       1.68%         1.55%**
  Net investment income (loss) to average
  net assets                                        0.34%       0.91%         0.08%**
========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

**** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or ($0.01) per share.

The accompanying notes are an integral part of these financial statements.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 35

---------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year        Year        Year
                                                                Ended        Ended        Ended       Ended       Ended
                                                                8/31/2017    8/31/2016**  8/31/2015** 8/31/2014** 8/31/2013
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $ 13.50      $ 13.06      $ 14.12     $ 11.37     $  9.69
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                 $  0.18(a)   $  0.20(a)   $  0.01     $  0.37     $  0.20
   Net realized and unrealized gain (loss) on investments          2.40         0.39        (0.62)       2.63        1.69
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  2.58      $  0.59      $ (0.61)    $  3.00     $  1.89
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                        $ (0.25)     $ (0.15)     $ (0.45)    $ (0.25)    $ (0.21)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.33      $  0.44      $ (1.06)    $  2.75     $  1.68
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 15.83      $ 13.50      $ 13.06     $ 14.12     $ 11.37
===========================================================================================================================
Total return*                                                     19.45%        4.50%       (4.48)%     26.66%      19.75%
Ratio of net expenses to average net assets                        0.80%        0.80%        0.80%       0.80%       0.80%
Ratio of net investment income (loss) to average net assets        1.22%        1.55%        0.85%       2.58%       1.85%
Portfolio turnover rate                                              85%          88%         109%        121%        160%
Net assets, end of period (in thousands)                        $12,947      $ 7,450      $23,815     $70,384     $71,726
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                            1.10%        1.08%        0.96%       0.95%       1.00%
   Net investment income (loss) to average net assets              0.92%        1.27%        0.69%       2.43%       1.65%
===========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Equity Fund | Annual Report | 8/31/17

Notes to Financial Statements | 8/31/17

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 37

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model

38 Pioneer Global Equity Fund | Annual Report | 8/31/17 developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Cash may include overnight deposits at approved financial institutions.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 39 if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At August 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized

40 Pioneer Global Equity Fund | Annual Report | 8/31/17 appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2017, the Fund reclassified $100,703 to decrease undistributed net investment income and $100,703 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     During the year ended August 31, 2017, a capital loss carryforward of $6,514,026 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                          2017              2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                $2,158,469        $1,409,013
     ---------------------------------------------------------------------------
        Total                                       $2,158,469        $1,409,013
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $   907,943
     Undistributed long-term capital gain                              7,412,886
     Net unrealized appreciation                                      26,533,918
     ---------------------------------------------------------------------------
         Total                                                       $34,854,747
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, the mark to market of swaps and futures contracts and tax adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $8,310 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2017.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 41

E.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

42 Pioneer Global Equity Fund | Annual Report | 8/31/17

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at August 31, 2017, was $110,000 and is recorded as "Futures collateral" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the year ended August 31, 2017, was $(1,009,294).

     Open futures contracts at August 31, 2017 are listed in the Schedule of Investments.

I.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 43 in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     Open total return swap contracts at August 31, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the year ended August 31, 2017 was $136,764.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Prior to August 1, 2017 for, Class A and Class C shares, respectively, the Adviser had contractually agreed to limit ordinary operating expenses to 1.30% and 2.20%. Fees waived and expenses reimbursed during the year ended August 31, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $81,623 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

44 Pioneer Global Equity Fund | Annual Report | 8/31/17

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $52,060
Class C                                                                    6,109
Class K                                                                      100
Class R                                                                      631
Class Y                                                                      141
--------------------------------------------------------------------------------
  Total:                                                                 $59,041
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $9,860 in distribution fees payable to the Distributor at August 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class K, Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 45
purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2017, CDSCs in the amount of $1,428 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended August 31, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any

46 Pioneer Global Equity Fund | Annual Report | 8/31/17 amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of August 31, 2017.

---------------------------------------------------------------------------------------------------------
                      Derivative Assets       Derivatives     Non-Cash      Cash           Net Amount
                      Subject to Master       Available for   Collateral    Collateral     of Derivative
Counterparty          Netting Agreement       Offset          Received (a)  Received (a)   Assets (b)
---------------------------------------------------------------------------------------------------------
Societe
  Generale SA         $26,774                 $--             $--           $--            $26,774
---------------------------------------------------------------------------------------------------------
  Total               $26,774                 $--             $--           $--            $26,774
=========================================================================================================

---------------------------------------------------------------------------------------------------------
                      Derivative Liabilities  Derivatives     Non-Cash      Cash           Net Amount
                      Subject to Master       Available for   Collateral    Collateral     of Derivative
Counterparty          Netting Agreement       Offset          Pledged (a)   Pledged (a)    Liabilities (c)
---------------------------------------------------------------------------------------------------------
Societe
  Generale SA         $--                     $--             $--           $--            $--
---------------------------------------------------------------------------------------------------------
  Total               $--                     $--             $--           $--            $--
=========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 47

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Assets and Liabilities by risk exposure at August 31, 2017, was as follows:

--------------------------------------------------------------------------------
Statement of                                   Foreign
Assets and               Interest     Credit   Exchange     Equity     Commodity
Liabilities              Rate Risk    Risk     Rate Risk    Risk       Risk
--------------------------------------------------------------------------------
Assets
 Unrealized
 appreciation on
 total return
 swap agreements         $--          $--      $--          $26,774    $--
--------------------------------------------------------------------------------
   Total Value           $--          $--      $--          $26,774    $--
================================================================================
Liabilities
 Unrealized
 depreciation on
 open futures
 contracts*              $--          $--      $70,336      $--        $--
--------------------------------------------------------------------------------
   Total Value           $--          $--      $70,336      $--        $--
================================================================================

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

48 Pioneer Global Equity Fund | Annual Report | 8/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at August 31, 2017, was as follows:

----------------------------------------------------------------------------------
                                               Foreign
Statement of             Interest     Credit   Exchange     Equity       Commodity
Operations               Rate Risk    Risk     Rate Risk    Risk         Risk
----------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Futures contracts       $--          $--      $39,667      $ (212,388)  $--
 Swap contracts           --           --           --       1,639,855    --
----------------------------------------------------------------------------------
   Total Value           $--          $--      $39,667      $1,427,467   $--
==================================================================================

----------------------------------------------------------------------------------
                                               Foreign
Statement of             Interest     Credit   Exchange     Equity       Commodity
Operations               Rate Risk    Risk     Rate Risk    Risk         Risk
----------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts       $--          $--      $(70,336)    $     --     $--
 Swap contracts           --           --            --       26,774      --
----------------------------------------------------------------------------------
  Total Value            $--          $--      $(70,336)    $ 26,774     $--
==================================================================================

8. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust V, as noted below) follows:

-------------------------------------------------------------------------------------
                           For             Against      Abstain      Broker Non-Votes
-------------------------------------------------------------------------------------
Proposal 1 - To approve    6,767,569.098   80,524.013   149,059.950  1,375,826.451
an New Management
Agreement with
the Adviser

--------------------------------------------------------------------------------
                                             For                   Withhold
--------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
--------------------------------------------------------------------------------
David R. Bock                                52,906,413.845        1,033,842.093
--------------------------------------------------------------------------------
Benjamin M. Friedman                         52,887,736.342        1,052,519.596
--------------------------------------------------------------------------------
Margaret B.W. Graham                         52,932,507.056        1,007,748.882
--------------------------------------------------------------------------------
Lisa M. Jones                                52,966,747.756          973,508.182
--------------------------------------------------------------------------------
Lorraine H. Monchak                          52,946,675.492          993,580.446
--------------------------------------------------------------------------------
Thomas J. Perna                              52,911,994.971        1,028,260.967
--------------------------------------------------------------------------------
Marguerite A. Piret                          52,949,595.338          990,660.600
--------------------------------------------------------------------------------
Fred J. Ricciardi                            52,895,139.856        1,045,116.082
--------------------------------------------------------------------------------
Kenneth J. Taubes                            52,940,075.518        1,000,180.420
--------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     V. Results reported above reflect the combined votes of all series of the Trust.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V
and the Shareholders of Pioneer Global Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Global Equity Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended August 31, 2016 and the financial highlights in the periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Equity Fund at August 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 27, 2017

50 Pioneer Global Equity Fund | Annual Report | 8/31/17

Additional Information (unaudited)

For the year ended August 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2017 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 59.24%.

The Board of Trustees of Pioneer Emerging Markets Fund has approved the reorganization of the fund with and into Pioneer Global Equity Fund (the "Reorganization"). Each fund is managed by Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). The Reorganization, which does not require shareholder approval, is subject to the satisfaction of certain conditions, and is expected to be completed in the fourth quarter of 2017.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended August 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 51
disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended August 31, 2017.

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

52 Pioneer Global Equity Fund | Annual Report | 8/31/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a new independent registered public accounting firm for the Fund, and any

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 53
plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's

54 Pioneer Global Equity Fund | Annual Report | 8/31/17 background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 55

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi

56 Pioneer Global Equity Fund | Annual Report | 8/31/17

Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 57

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the third quintile relative to its Morningstar category and in the second quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also

58 Pioneer Global Equity Fund | Annual Report | 8/31/17 considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 59
the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

60 Pioneer Global Equity Fund | Annual Report | 8/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the
"Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 61

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                     Other Directorships
Held With the Fund        Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)      Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board     Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee               successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                          elected or earlier     Inc. (technology products for securities        processing provider for financial
                          retirement or removal. lending industry); and Senior Executive Vice    services industry) (2009 -
                                                 President, The Bank of New York (financial and  present); Director, Quadriserv,
                                                 securities services) (1986 - 2004)              Inc. (2005 - 2013); and
                                                                                                 Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)        Trustee since 2005.    Managing Partner, Federal City Capital Advisors Director of New York Mortgage
Trustee                   Serves until a         (corporate advisory services company) (1997 -   Trust (publicly-traded mortgage
                          successor trustee is   2004 and 2008 - present); Interim Chief         REIT) (2004 - 2009, 2012 -
                          elected or earlier     Executive Officer, Oxford Analytica, Inc.       present); Director of The Swiss
                          retirement or removal. (privately held research and consulting         Helvetia Fund, Inc. (closed-end
                                                 company) (2010); Executive Vice President and   fund) (2010 - present); Director
                                                 Chief Financial Officer, I-trax, Inc. (publicly of Oxford Analytica, Inc. (2008 -
                                                 traded health care services company) (2004 -    present); and Director of
                                                 2007); and Executive Vice President and Chief   Enterprise Community Investment,
                                                 Financial Officer, Pedestal Inc.                Inc. (privately-held affordable
                                                 (internet-based mortgage trading company) (2000 housing finance company) (1985 -
                                                 - 2002); Private Consultant (1995 - 1997);      2010)
                                                 Managing Director, Lehman Brothers (1992 -
                                                 1995); Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73) Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                   Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and Mellon
                          successor trustee is                                                   Institutional Funds Master
                          elected or earlier                                                     Portfolio (oversaw 17 portfolios
                          retirement or removal.                                                 in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70) Trustee since 2005.    Founding Director, Vice-President and Corporate None
Trustee                   Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                          successor trustee is   firm) (1982 - present); Desautels Faculty of
                          elected or earlier     Management, McGill University (1999 - present);
                          retirement or removal. and Manager of Research Operations and
                                                 Organizational Learning, Xerox PARC, Xerox's
                                                 advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

62 Pioneer Global Equity Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61) Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                  (Advisory Trustee from  (healthcare workers union pension funds) (2001
                         2014 - 2017). Serves    - present); Vice President - International
                         until a successor       Investments Group, American International
                         trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                         earlier retirement or   Vice President, Corporate Finance and Treasury
                         removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton, Inc.
                                                 (investment bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel Burnham Lambert, Ltd.
                                                 (investment bank) (1986 - 1987)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69) Trustee since 2005.     President and Chief Executive Officer, Newbury  Director of New America High
Trustee                  Serves until a          Piret Company (investment banking firm) (1981 - Income Fund, Inc. (closed-end
                         successor trustee is    present)                                        investment company) (2004 -
                         elected or earlier                                                      present); and Member, Board of
                         retirement or removal.                                                  Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)   Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                  Serves until a          - present); Executive Vice President, BNY
                         successor trustee is    Mellon (financial and investment company
                         elected or earlier      services) (1969 - 2012); Director, BNY
                         retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                 Overseas Investment Corp. (financial services)
                                                 (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 63

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*      Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and   Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer  successor trustee is    September 2014); Chair, Director and CEO of
                         elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                         retirement or removal   September 2014); Chair, Director and CEO of
                                                 Amundi Pioneer Distributor, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Amundi Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014);
                                                 Managing Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*  Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                  Serves until a          2008) and Chief Investment Officer, U.S. (since
                         successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                         elected or earlier      Inc.; Executive Vice President and Chief
                         retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                 (since 2008); Executive Vice President of
                                                 Amundi Pioneer Institutional Asset Management,
                                                 Inc. (since 2009); Portfolio Manager of Amundi
                                                 Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer Global Equity Fund | Annual Report | 8/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2005. Serves at   Vice President and Associate General Counsel of None
(52)                     the discretion of the   Amundi Pioneer since January 2008; Secretary
Secretary and            Board                   and Chief Legal Officer of all of the Pioneer
Chief Legal Officer                              Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003 to
                                                 May 2010; Vice President and Senior Counsel of
                                                 Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)   Since 2010. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary      the discretion of the   since December 2006 and Assistant Secretary of
                         Board                   all the Pioneer Funds since June 2010; Manager
                                                 - Fund Governance of Amundi Pioneer from
                                                 December 2003 to November 2006; and Senior
                                                 Paralegal of Amundi Pioneer from January 2000
                                                 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)        Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May 2013 None
Assistant Secretary      the discretion of the   and Assistant Secretary of all the Pioneer
                         Board                   Funds since June 2010; Counsel of Amundi
                                                 Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)     Since 2008. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and            the discretion of the   Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and      Board                   since March 2008; Deputy Treasurer of Amundi
Accounting Officer                               Pioneer from March 2004 to February 2008; and
                                                 Assistant Treasurer of all of the Pioneer Funds
                                                 from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)    Since 2005. Serves at   Director - Fund Treasury of Amundi Pioneer; and None
Assistant Treasurer      the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                         Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)       Since 2005. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      the discretion of the   Amundi Pioneer; and Assistant Treasurer of all
                         Board                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)    Since 2009. Serves at   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      the discretion of the   Amundi Pioneer since November 2008; Assistant
                         Board                   Treasurer of all of the Pioneer Funds since
                                                 January 2009; Client Service Manager -
                                                 Institutional Investor Services at State Street
                                                 Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 65

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)     Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer the discretion of the   of all the Pioneer Funds since March 2010;
                         Board                   Chief Compliance Officer of Amundi Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Amundi Pioneer since October
                                                 2005; Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003 to
                                                 October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)     Since 2006. Serves at   Director - Transfer Agency Compliance of Amundi None
Anti-Money               the discretion of the   Pioneer and Anti-Money Laundering Officer of
Laundering Officer       Board                   all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

66 Pioneer Global Equity Fund | Annual Report | 8/31/17

                          This page is for your notes.

                         Pioneer Global Equity Fund | Annual Report | 8/31/17 67

                          This page is for your notes.

68 Pioneer Global Equity Fund | Annual Report | 8/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.

60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 19431-11-1017

                              Pioneer High Income
                              Municipal Fund

--------------------------------------------------------------------------------
                              Annual Report | August 31, 2017
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A     PIMAX
                              Class C     HICMX
                              Class Y     HIMYX

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          29

Notes to Financial Statements                                                 36

Report of Independent Registered Public Accounting Firm                       45

Additional Information                                                        46

Approval of New and Interim Management Agreements                             48

Trustees, Officers and Service Providers                                      57

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM(1).

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm, with some 5,000 employees worldwide, provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

(1) Source: IPE "Top 400 asset managers" published in June 2017 and based on AUM as of end December 2016.

2 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era. Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/17 3

Portfolio Management Discussion | 8/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

High-yield municipal bonds rebounded sharply from their previous slump to produce positive results over the 12-month period ended August 31, 2017. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the 12-month period. Mr. Chirunga, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended August 31, 2017?

A Pioneer High Income Municipal Fund's Class A shares returned 1.32% at net asset value during the 12-month period ended August 31, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index), returned 2.25%. During the same period, the average return of the 158 mutual funds in Lipper's High-Yield Municipal Debt Funds category was 0.90%, and the average return of the 167 mutual funds in Morningstar's High-Yield Municipal Funds category was 0.86%.

4 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Q How would you describe the investment environment in the municipal bond market during the 12-month period ended August 31, 2017?

A At the start of the period in September 2016, lower-rated municipals were struggling as the market weighed the effects of mixed domestic economic growth signals while also dealing with political uncertainties surrounding the November 2016 national elections. Prior to the start of the period, anxieties in the high-yield municipal market had already been heightened by the Commonwealth of Puerto Rico's default on a group of general obligation bonds in July 2016. At the time of the default, Puerto Rico-issued bonds accounted for 23% of the Fund's benchmark, the Bloomberg Barclays Index. The general obligation bonds affected by the default announcement were subsequently removed from the Bloomberg Barclays Index, thus dropping the Commonwealth's debt representation in the benchmark to 13%. Additionally, a default of Puerto Rico-issued sales tax bonds reduced that number even further.

     Market sentiment would change dramatically after the November 2016 elections, which saw the Republicans win the White House and retain control of both houses of Congress. The results drove a rally led by investors who believed Republican control over Federal fiscal policy would spur economic growth, especially in light of the fact that Donald Trump's campaign had stressed pro-growth initiatives such as tax cuts, reduced regulation, and higher levels of infrastructure spending. Meanwhile, U.S. economic data suggested the economy was strengthening, which further encouraged investment in credit-sensitive securities, including high-yield municipal debt. These factors resulted in a robust market rebound that continued through the final 10 months of the period. In fact, while the Bloomberg Barclays Index produced a 2.25% total return for the full 12 months, its return for the final six months of the period was 4.31%. Moreover, the benchmark's year-to-date return through August 31, 2017, was an even more impressive 8.30%.

     High-yield municipals were the second-best performing fixed-income group over the second half of the 12-month period, trailing only 30-year Treasuries. The rally was barely affected by the tightening of Federal monetary policy by the U.S. Federal Reserve (the Fed), which hiked the influential short-term Federal funds rate three times during the period.

     In that environment, municipal bonds backed by tobacco liability revenues led the market surge. Education bonds, notably those issued to back charter schools, also performed well.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/17 5

Q Which of your investment decisions drove the Fund's underperformance relative to the Bloomberg Barclays Index during the 12-month period ended August 31, 2017, and which decisions aided the Fund's performance?

A While the Fund performed positively over the period, its return trailed that of the benchmark primarily because we avoided owning many of the lower-quality municipal bonds that outperformed as many investors sought out higher yields, irrespective of credit risk. Particularly in the second half of the period, some new issues that we believed carried too much risk came into the high-yield municipal market, and we largely avoided holding them in the portfolio, as we chose to follow an investment discipline that we believe may result in solid, more consistent Fund performance over the longer term.

     The Fund also had no exposure to any of the Puerto Rico-issued high-yield bonds that were components of the benchmark, which, as we noted earlier, accounted for 13% of the Bloomberg Barclays Index for much of the period. The Fund did, however, have positions in some better-quality general obligation Puerto Rico bonds, representing roughly 2% of the Fund's total investment portfolio.

     For the 12-month period, the Fund's investments in tobacco bonds and charter school-related bonds performed particularly well. Individual holdings that contributed positively to the Fund's performance included general obligation bonds issued by the Chicago Board of Education; Virginia tobacco bonds; and charter school bonds issued by the Colorado Education and Cultural Facility. Individual holdings that detracted from the Fund's performance included an industrial development revenue bond issued by Sanger, Texas; tobacco bonds issued by the District of Columbia; and debt issued by the Florida Development Finance Corp.

Q Did the Fund have any investments in any derivative securities during the 12-month period ended August 31, 2017?

A    No, the Fund had no investments in any derivatives.

Q Did the Fund's yield, or distributions to shareholders, change during the 12-month period ended August 31, 2017?

A The Fund's yield did decline slightly early in the period; however, for the remainder of the fiscal year it remained relatively stable, despite the general decline of interest rates in the market.

6 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Q    What is your investment outlook?

A Our outlook for the high-yield municipal market is generally positive. We believe strong demand from both traditional and non-traditional investors drawn to the market by the attractive values and generous yields of municipal bonds - as compared with taxable debt - can continue to outstrip the limited new-issue supply and help support prices of higher-yielding securities. At the same time, we think the U.S. economy is in good condition and should continue to grow at a moderate pace. While it seems committed to further tightening monetary policy, we think the Fed will act cautiously and monitor the economy closely before hiking interest rates again, given that it has already done so three times since last December.

     Despite earlier expectations that Republican control of the Federal government would lead to policies injecting more fiscal stimulus into the economy, the prospects for tax cuts or new investments on infrastructure projects remain uncertain. However, the lack of political consensus on those issues, thus far, does not appear to have harmed the economy or affected the markets.

     Consistent with our investment discipline in managing the Fund, we intend to continue to focus on intensive, fundamental research into individual bond issues, while maintaining a close watch on any macroeconomic factors that could influence the high-yield municipal market.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/17 7

Please refer to the Schedule of Investments on pages 16-28 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

8 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Portfolio Summary | 8/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Special Revenues                                                         25.8%
Health                                                                   21.3%
Education                                                                21.1%
Various Revenues                                                          8.4%
General Obligation                                                        6.8%
Housing                                                                   6.6%
Pollution Control Revenue                                                 4.0%
Escrowed                                                                  3.5%
Transportation                                                            2.0%
Insured                                                                   0.3%
Water & Sewer                                                             0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

  1. City of Philippi West Virginia, 7.75%, 10/1/44                        2.53%
--------------------------------------------------------------------------------
  2. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47             2.41
--------------------------------------------------------------------------------
  3. Commonwealth of Puerto Rico, 8.0%, 7/1/35 (f) (g)                     2.05
--------------------------------------------------------------------------------
  4. Buckeye Tobacco Settlement Financing Authority, 5.875%, 6/1/47        1.93
--------------------------------------------------------------------------------
  5. Pennsylvania Economic Development Financing Authority, US Airways
     Group Series B, 8.0%, 5/1/29                                          1.60
--------------------------------------------------------------------------------
  6. Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48           1.54
--------------------------------------------------------------------------------
  7. Suffolk Tobacco Asset Securitization Corp., 6.0%, 6/1/48              1.52
--------------------------------------------------------------------------------
  8. Chicago Board of Education, 6.5%, 12/1/46 (f)                         1.51
--------------------------------------------------------------------------------
  9. Buckeye Tobacco Settlement Financing Authority, 6.0%, 6/1/42          1.49
--------------------------------------------------------------------------------
 10. Suffolk Tobacco Asset Securitization Corp., 6.6%, 6/1/44              1.42
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer High Income Municipal Fund | Annual Report | 8/31/17 9

Prices and Distributions | 8/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                         8/31/17                        8/31/16
--------------------------------------------------------------------------------
           A                            $7.32                          $7.59
--------------------------------------------------------------------------------
           C                            $7.32                          $7.59
--------------------------------------------------------------------------------
           Y                            $7.22                          $7.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-8/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment        Short-Term           Long-Term
         Class            Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A              $0.3590              $  --                $  --
--------------------------------------------------------------------------------
           C              $0.3031              $  --                $  --
--------------------------------------------------------------------------------
           Y              $0.3667              $  --                $  --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 11-13.

10 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                                       Bloomberg
                                Net       Public       Barclays U.S.
                                Asset     Offering     Municipal
                                Value     Price        High Yield
Period                          (NAV)     (POP)        Bond Index
--------------------------------------------------------------------------------
10 years                        3.42%      2.94%       4.92%
5 years                         3.94       3.00        5.02
1 year                          1.32      -3.26        2.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     Bloomberg Barclays
                          Pioneer High Income        U.S. Municipal High
                          Municipal Fund             Yield Bond Index
8/07                      $  9,550                   $ 10,000
8/08                      $  9,076                   $  9,563
8/09                      $  7,768                   $  8,684
8/10                      $  9,722                   $ 10,601
8/11                      $  9,900                   $ 10,967
8/12                      $ 11,012                   $ 12,656
8/13                      $ 10,543                   $ 12,161
8/14                      $ 11,335                   $ 13,954
8/15                      $ 11,888                   $ 13,944
8/16                      $ 13,184                   $ 15,809
8/17                      $ 13,359                   $ 16,165

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 11

Performance Update | 8/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                                       Bloomberg
                                                       Barclays U.S.
                                                       Municipal
                                If        If           High Yield
Period                          Held      Redeemed     Bond Index
--------------------------------------------------------------------------------
10 years                        2.60%     2.60%        4.92%
5 years                         3.15      3.15         5.02
1 year                          0.55      0.55         2.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     Bloomberg Barclays
                          Pioneer High Income        U.S. Municipal High
                          Municipal Fund             Yield Bond Index
8/07                      $ 10,000                   $ 10,000
8/08                      $  9,406                   $  9,563
8/09                      $  7,979                   $  8,684
8/10                      $  9,903                   $ 10,601
8/11                      $ 10,020                   $ 10,967
8/12                      $ 11,065                   $ 12,656
8/13                      $ 10,514                   $ 12,161
8/14                      $ 11,234                   $ 13,954
8/15                      $ 11,678                   $ 13,944
8/16                      $ 12,853                   $ 15,809
8/17                      $ 12,923                   $ 16,165

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                             Bloomberg
                                Net          Barclays U.S.
                                Asset        Municipal
                                Value        High Yield
Period                          (NAV)        Bond Index
--------------------------------------------------------------------------------
10 years                        3.46%        4.92%
5 years                         4.10         5.02
1 year                          1.45         2.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                                Gross
--------------------------------------------------------------------------------
                                0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                                     Bloomberg Barclays
                          Pioneer High Income        U.S. Municipal High
                          Municipal Fund             Yield Bond Index
8/07                      $ 5,000,000                $ 5,000,000
8/08                      $ 4,727,543                $ 4,781,369
8/09                      $ 4,051,449                $ 4,342,015
8/10                      $ 5,053,200                $ 5,300,736
8/11                      $ 5,155,174                $ 5,483,642
8/12                      $ 5,744,204                $ 6,327,987
8/13                      $ 5,511,252                $ 6,080,568
8/14                      $ 5,934,970                $ 6,976,904
8/15                      $ 6,226,791                $ 6,971,941
8/16                      $ 6,922,505                $ 7,904,668
8/17                      $ 7,022,917                $ 8,082,612

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account Value                    $1,039.93       $1,036.06      $1,039.55
(after expenses) on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid                           $    4.52       $    8.47      $    3.70
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.65% and 0.72% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account Value                    $1,020.77       $1,016.89      $1,021.58
(after expenses) on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid                           $    4.48       $    8.39      $    3.67
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.88%, 1.65% and 0.72% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 15

Schedule of Investments | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           UNAFFILIATED ISSUERS -- 98.4%
                                           CORPORATE BONDS -- 1.3%
                                           DIVERSIFIED FINANCIALS -- 1.3%
                                           Specialized Finance -- 1.3%
   3,275,000                               Texas Pellets, Inc., 8.0%, 12/10/17 (144A)             $     3,275,000
   3,125,000                               Texas Pellets, Inc., 8.0%, 12/10/17 (144A)                   3,125,000
   1,600,000                               Texas Pellets, Inc., 8.0%, 9/10/17 (144A)                    1,600,000
                                                                                                  ---------------
                                                                                                  $     8,000,000
                                                                                                  ---------------
                                           Total Diversified Financials                           $     8,000,000
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $8,000,000)                                      $     8,000,000
-----------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL BONDS -- 97.1% (e)
                                           Alaska -- 0.6%
   3,700,000                               Northern Tobacco Securitization Corp.,
                                           5.0%, 6/1/46                                           $     3,534,721
-----------------------------------------------------------------------------------------------------------------
                                           Arizona -- 2.9%
   4,000,000                               The Industrial Development Authority of the
                                           City of Phoenix, 5.125%, 7/1/36                        $     4,036,960
   8,000,000                               The Industrial Development Authority of the
                                           City of Phoenix, 5.4%, 10/1/36                               7,683,040
   1,000,000                               The Industrial Development Authority of the
                                           County of Pima, Desert hights Charter,
                                           7.0%, 5/1/34                                                 1,094,330
   3,000,000                               The Industrial Development Authority of the
                                           County of Pima, Desert heights Charter,
                                           7.25%, 5/1/44                                                3,298,170
     700,000                               The Industrial Development Authority of the
                                           County of Pima, Legacy Traditional School
                                           Project, 8.5%, 7/1/39 (Pre-Refunded)                           786,597
     490,000                               The Industrial Development Authority of the
                                           County of Pima, Paradise Education Center,
                                           6.0%, 6/1/40                                                   532,537
                                                                                                  ---------------
                                                                                                  $    17,431,634
-----------------------------------------------------------------------------------------------------------------
                                           California -- 9.6%
   1,215,000                               California County Tobacco Securitization
                                           Agency, 6/1/36                                         $     1,229,118
   5,880,000                               California County Tobacco Securitization
                                           Agency, Merced County, 5.25%, 6/1/45                         5,846,308
   4,660,000                               California County Tobacco Securitization
                                           Agency, Sonoma County Corp.,
                                           5.125%, 6/1/38                                               4,630,782
   2,385,000                               California County Tobacco Securitization
                                           Agency, Sonoma County Corp.,
                                           5.25%, 6/1/45                                                2,371,334
   1,300,000                               California Municipal Finance Authority, John
                                           Adams Academics Project, 5.25%, 10/1/45                      1,407,185

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           California -- (continued)
   6,300,000                               California Municipal Finance Authority, Santa
                                           Rosa Academy Project Ser A, 6.0%, 7/1/42               $     6,831,090
     500,000                               California Municipal Finance Authority, Santa
                                           Rosa Academy Project, 5.125%, 7/1/35                           533,495
   1,575,000                               California Municipal Finance Authority, Santa
                                           Rosa Academy Project, 5.375%, 7/1/45                         1,688,116
   1,000,000                               California School Finance Authority, 6.0%,
                                           View Park Elementary and Middle
                                           School, 10/1/49                                              1,095,430
   3,000,000                               California School Finance Authority, 7.375%,
                                           Classical Academies Project, 10/1/43                         3,540,000
   3,230,000                               California School Finance Authority, ICEF View
                                           Park High School, 7.125%, 10/1/48                            3,724,319
     830,000                               California School Finance Authority, View Park
                                           Elementary and Middle School,
                                           5.625%, 10/1/34                                                901,787
   1,475,000                               California School Finance Authority, View
                                           Park Elementary and Middle School,
                                           5.875%, 10/1/44                                              1,609,387
   1,560,000                               California Statewide Communities
                                           Development Authority, California Baptist
                                           University, 6.125%, 11/1/33                                  1,757,636
   4,030,000                               California Statewide Communities
                                           Development Authority, California Baptist
                                           University, 6.375%, 11/1/43                                  4,585,979
   2,000,000                               California Statewide Communities
                                           Development Authority, Lancer Edl Student
                                           Housing Project, 7.5%, 6/1/42                                2,212,780
     315,559                               California Statewide Communities
                                           Development Authority, Microgy Holdings
                                           Project, 9.0%, 12/1/38 (g)                                           3
   5,810,000                               Golden State Tobacco Securitization
                                           Corp., 6/1/37                                                5,843,872
   2,500,000                               Pittsburg Unified School District, 9/1/41
                                           (AGM CNTY GTD) (d)                                           1,014,875
   1,925,000                               Pittsburg Unified School District, 9/1/42
                                           (AGM CNTY GTD) (d)                                             748,998
   2,000,000                               River Islands Public Financing Authority,
                                           5.5%, 9/1/45                                                 2,144,900
   4,395,000                               Tobacco Securitization Authority of Southern
                                           California, 5.0%, 6/1/37                                     4,394,560
                                                                                                  ---------------
                                                                                                  $    58,111,954
-----------------------------------------------------------------------------------------------------------------
                                           Colorado -- 4.7%
   2,345,000                               Castle Oaks Metropolitan District No 3,
                                           5.5%, 12/1/45 (f)                                      $     2,415,960
   2,860,000                               Castle Oaks Metropolitan District No 3,
                                           6.25%, 12/1/44 (f)                                           3,047,759

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Colorado -- (continued)
   2,000,000                               Colorado Educational & Cultural Facilities
                                           Authority, Charter School Rocky Mountain
                                           Classical, 8.0%, 9/1/43                                $     2,247,180
   5,000,000                               Colorado Educational & Cultural Facilities
                                           Authority, Charter School Rocky Mountain
                                           Classical, 8.125%, 9/1/48                                    5,635,900
   2,000,000                               Copperleaf Metropolitan District No 2,
                                           5.75%, 12/1/45 (f)                                           2,121,540
   2,840,000                               Crystal Crossing Metropolitan District,
                                           5.25%, 12/1/40 (f)                                           2,890,183
   1,500,000                               Dominion Water & Sanitation District,
                                           6.0%, 12/1/46                                                1,560,765
   2,575,000                               Great Western Park Metropolitan District
                                           No 2, 5.0%, 12/1/46 (f)                                      2,595,059
     500,000                               Leyden Rock Metropolitan District No 10,
                                           4.0%, 12/1/25 (f)                                              501,850
     500,000                               Leyden Rock Metropolitan District No 10,
                                           7.25%, 12/15/45 (f)                                            468,030
   1,700,000                               Littleton Village Metropolitan District No 2,
                                           5.375%, 12/1/45 (f)                                          1,714,654
   1,500,000                               Promenade Castle Rock Metropolitan District
                                           No 1, 5.75%, 12/1/39 (f)                                     1,591,635
   1,000,000                               Sterling Ranch Community Authority Board,
                                           5.75%, 12/1/45 (MUN GOVT GTD)                                1,009,030
     575,000                               Water Valley Metropolitan District No 02,
                                           5.25%, 12/1/40 (f)                                             620,005
                                                                                                  ---------------
                                                                                                  $    28,419,550
-----------------------------------------------------------------------------------------------------------------
                                           Connecticut -- 0.5%
   2,885,000                               Town of Hamden Connecticut, Whitney
                                           Center Project, 7.75%, 1/1/43                          $     3,041,136
-----------------------------------------------------------------------------------------------------------------
                                           District of Columbia -- 0.1%
     735,000                               District of Columbia Tobacco Settlement
                                           Financing Corp., 6.75%, 5/15/40                        $       786,347
-----------------------------------------------------------------------------------------------------------------
                                           Florida -- 1.1%
   5,000,000                               Alachua County Health Facilities Authority,
                                           Terraces Bonita Springs Project,
                                           8.125%, 11/15/46                                       $     5,752,000
   1,820,000                               County of Liberty Florida, 8.25%, 7/1/28 (g)                   910,000
                                                                                                  ---------------
                                                                                                  $     6,662,000
-----------------------------------------------------------------------------------------------------------------
                                           Georgia -- 0.9%
   5,000,000                               Atlanta Development Authority,
                                           6.75%, 1/1/35                                          $     5,195,000
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Hawaii -- 0.2%
   1,000,000                               State of Hawaii Department of Budget &
                                           Finance, 15 Craigside Project,
                                           9.0%, 11/15/44                                         $     1,174,120
-----------------------------------------------------------------------------------------------------------------
                                           Illinois -- 6.6%
   1,000,000                               Chicago Board of Education,
                                           5.75%, 4/1/35                                          $     1,114,450
   2,010,000                               Chicago Board of Education, 6.0%, 4/1/46                     2,336,022
   8,000,000                               Chicago Board of Education, 6.5%,
                                           12/1/46 (f)                                                  8,980,080
   1,000,000                               Chicago Board of Education, 7.0%,
                                           12/1/46 (f)                                                  1,172,830
   4,213,653         4.00                  Illinois Finance Authority, Clare Oaks Project
                                           Series B, Floating Rate Note, 11/15/52                       3,128,637
   2,634,795                               Illinois Finance Authority, Clare Oaks Project
                                           Series C1, 11/15/52 (d)                                         90,373
     526,959                               Illinois Finance Authority, Clare Oaks Project
                                           Series C2, 11/15/52 (d)                                        138,221
     526,959                               Illinois Finance Authority, Clare Oaks Project
                                           Series C3, 11/15/52 (d)                                         85,525
   1,155,000                               Illinois Finance Authority, Norwegian American
                                           Hospital, 7.625%, 9/15/28                                    1,213,224
   4,780,000                               Illinois Finance Authority, Norwegian American
                                           Hospital, 7.75%, 9/15/38                                     5,318,993
   6,805,000                               Metropolitan Pier & Exposition Authority,
                                           5.0%, 6/15/50 (ST APPROP)                                    6,855,561
     340,000                               Metropolitan Pier & Exposition Authority,
                                           5.2%, 6/15/50 (ST APPROP)                                      346,865
   7,020,000                               Southwestern Illinois Development Authority,
                                           Comprehensive Mental Health Center,
                                           6.625%, 6/1/37                                               6,992,271
   2,110,000                               Southwestern Illinois Development Authority,
                                           Village of Sauget Project, 5.625%, 11/1/26                   2,021,654
                                                                                                  ---------------
                                                                                                  $    39,794,706
-----------------------------------------------------------------------------------------------------------------
                                           Indiana -- 8.4%
   1,750,000                               City of Carmel Indiana, Barrington Carmel
                                           Project Series A, 7.0%, 11/15/32                       $     1,908,165
   2,000,000                               City of Carmel Indiana, Barrington Carmel
                                           Project Series A, 7.125%, 11/15/42                           2,182,540
   2,000,000                               City of Carmel Indiana, Barrington Carmel
                                           Project Series A, 7.125%, 11/15/47                           2,177,780
   3,500,000                               City of Crown Point Indiana, Wittenberg
                                           Village Project, 8.0%, 11/15/39                              3,750,320
   2,475,000                               City of Evansville Indiana, 5.45%, 1/1/38                    2,482,178
   1,275,000                               City of Kokomo Indiana, 5.75%, 1/1/34                        1,305,664
   5,325,000                               City of Kokomo Indiana, 5.875%, 1/1/37                       5,456,368
   1,230,000                               City of Lafayette Indiana, 5.6%, 1/1/33                      1,255,067

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 19

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Indiana -- (continued)
   6,000,000                               City of Lafayette Indiana, 5.8%, 1/1/37                $     6,112,860
   2,050,000                               City of Muncie Indiana, 5.05%, 1/1/31                        2,009,348
   5,510,000                               City of Muncie Indiana, 5.25%, 1/1/37                        5,308,775
   4,000,000                               Hospital Authority of Vigo County, Union
                                           Hospital, Inc., 8.0%, 9/1/41                                 5,058,560
   2,100,000                               Indiana Finance Authority, 5.125%, 7/1/37                    2,076,669
   3,420,000                               Indiana Finance Authority, 5.375%, 7/1/47                    3,377,387
   6,580,000                               Indiana State housing & Community
                                           Development Authority Evergreen Village
                                           Bloomington Project, 5.5%, 1/1/37                            6,426,423
                                                                                                  ---------------
                                                                                                  $    50,888,104
-----------------------------------------------------------------------------------------------------------------
                                           Iowa -- 0.5%
   3,000,000                               Iowa Tobacco Settlement Authority,
                                           5.625%, 6/1/46                                         $     3,009,000
-----------------------------------------------------------------------------------------------------------------
                                           Maryland -- 0.2%
     970,000                               Maryland Health & Higher Educational
                                           Facilities Authority, City Neighbors Series A,
                                           6.75%, 7/1/44                                          $     1,070,608
-----------------------------------------------------------------------------------------------------------------
                                           Massachusetts -- 1.9%
   1,116,746                               Massachusetts Development Finance
                                           Agency Senior Linden Ponds Inc. Series B
                                           Subseries II, 11/15/56 (d)                             $        26,188
   3,903,837                               Massachusetts Development Finance
                                           Agency, 5.5%, Linden Ponds, Inc., 11/15/46                   3,903,642
   2,000,000                               Massachusetts Development Finance
                                           Agency, Adventcare Project Series A,
                                           6.75%, 10/15/37                                              2,005,260
     830,000                               Massachusetts Development Finance Agency,
                                           Adventcare Project, 7.625%, 10/15/37                           895,985
   1,235,770                               Massachusetts Development Finance
                                           Agency, Linden Ponds, Inc., Series A-1,
                                           6.25%, 11/15/26                                              1,288,513
   3,340,294                               Massachusetts Development Finance
                                           Agency, Linden Ponds, Inc., Series A-1,
                                           6.25%, 11/15/39                                              3,459,309
                                                                                                  ---------------
                                                                                                  $    11,578,897
-----------------------------------------------------------------------------------------------------------------
                                           Michigan -- 7.7%
   1,250,000                               Flint Hospital Building Authority, Hurley
                                           Medical Center Series A, 5.25%, 7/1/39                 $     1,294,175
   1,250,000                               Flint Hospital Building Authority, Hurley
                                           Medical Center, 7.375%, 7/1/35                               1,362,900
   5,485,000                               Flint International Academy,
                                           5.75%, 10/1/37                                               5,487,962
     145,000                               Michigan Public Educational Facilities
                                           Authority, Dr. Joseph Pollack, 7.25%, 4/1/20                   151,379

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Michigan -- (continued)
   2,020,000                               Michigan Public Educational Facilities
                                           Authority, Dr. Joseph Pollack, 8.0%, 4/1/40            $     2,150,936
   4,195,000                               Michigan Public Educational Facilities
                                           Authority, Ltd Oblig-David Ellis-West Project,
                                           5.875%, 6/1/37                                               4,195,881
   7,135,000         6.75                  Michigan Strategic Fund, CFP Michigan Dept
                                           Offices Lease B, Floating Rate Note, 3/1/40                  7,457,074
   4,000,000         6.62                  Michigan Strategic Fund, Floating Rate
                                           Note, 11/1/41                                                4,097,680
  80,000,000                               Michigan Tobacco Settlement Finance
                                           Authority, 6/1/58 (d)                                        1,843,200
   7,775,000                               Michigan Tobacco Settlement Finance
                                           Authority, 6.0%, 6/1/34                                      7,774,067
   9,280,000                               Michigan Tobacco Settlement Finance
                                           Authority, 6.0%, 6/1/48                                      9,163,536
   1,250,000                               Michigan Tobacco Settlement Finance
                                           Authority, 6.875%, 6/1/42                                    1,272,800
                                                                                                  ---------------
                                                                                                  $    46,251,590
-----------------------------------------------------------------------------------------------------------------
                                           Minnesota -- 0.8%
   2,000,000                               Bloomington Port Authority, Radisson Blu
                                           MOA LLC, 9.0%, 12/1/35                                 $     2,111,320
     400,000                               City of Deephaven Minnesota, Eagle Ridge
                                           Academy Project, 5.25%, 7/1/37                                 423,656
   1,500,000                               City of Deephaven Minnesota, Eagle Ridge
                                           Academy Project, 5.5%, 7/1/50                                1,594,950
   1,000,000                               Housing & Redevelopment Authority of The
                                           City of St Paul Minnesota, 5.5%, 7/1/52                      1,002,930
                                                                                                  ---------------
                                                                                                  $     5,132,856
-----------------------------------------------------------------------------------------------------------------
                                           Missouri -- 1.8%
   5,540,000                               Community Memorial Hospital District,
                                           6.68%, 12/1/34                                         $     5,715,452
     500,000                               Kansas City Industrial Development
                                           Authority, 4.25%, 4/1/26                                       479,800
   1,000,000                               Kansas City Industrial Development
                                           Authority, 5.0%, 4/1/36                                        962,700
   1,150,000                               Kansas City Industrial Development
                                           Authority, 5.0%, 4/1/46                                      1,069,604
   2,500,000                               Kirkwood Industrial Development Authority,
                                           Aberdeen Hrights Series A, 8.25%, 5/15/45                    2,973,300
                                                                                                  ---------------
                                                                                                  $    11,200,856
-----------------------------------------------------------------------------------------------------------------
                                           New Jersey -- 1.4%
   1,215,000                               New Jersey Economic Development Authority,
                                           5.25%, 7/1/37                                          $     1,208,986
   2,500,000                               New Jersey Economic Development Authority,
                                           5.375%, 7/1/47                                               2,476,125

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 21

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           New Jersey -- (continued)
   4,500,000                               New Jersey Health Care Facilities Financing
                                           Authority, St. Peters University Hospital,
                                           6.25%, 7/1/35                                          $     4,932,810
                                                                                                  ---------------
                                                                                                  $     8,617,921
-----------------------------------------------------------------------------------------------------------------
                                           New Mexico -- 1.6%
     395,000                               County of Otero New Mexico,
                                           8.75%, 4/1/18                                          $       394,238
   1,430,000                               County of Otero New Mexico, 9.0%, 4/1/23                     1,398,154
   7,970,000         9.00                  County of Otero New Mexico, Floating Rate
                                           Note, 4/1/28                                                 7,643,150
                                                                                                  ---------------
                                                                                                  $     9,435,542
-----------------------------------------------------------------------------------------------------------------
                                           New York -- 5.0%
   5,000,000                               Nassau County Tobacco Settlement Corp.,
                                           5.125%, 6/1/46                                         $     4,995,100
   2,620,000                               New York Counties Tobacco Trust IV,
                                           5.0%, 6/1/45                                                 2,490,153
   9,030,000                               Suffolk Tobacco Asset Securitization Corp.,
                                           6.0%, 6/1/48                                                 9,032,619
   8,000,000                               Suffolk Tobacco Asset Securitization
                                           Corp., 6.6%, 6/1/44                                          8,448,800
  10,000,000                               The Erie County Industrial Development
                                           Agency, Galvstar LLC Project Series A,
                                           10/1/30 (d) (g)                                              2,498,600
   8,000,000                               The Erie County Industrial Development
                                           Agency, Galvstar LLC Project Series B,
                                           10/1/30 (d) (g)                                              1,998,880
   1,795,000                               The Erie County Industrial Development
                                           Agency, Galvstar LLC Project Series C,
                                           10/1/30 (d) (g)                                                448,499
                                                                                                  ---------------
                                                                                                  $    29,912,651
-----------------------------------------------------------------------------------------------------------------
                                           Ohio -- 5.3%
   2,425,000                               Buckeye Tobacco Settlement Financing
                                           Authority, 5.75%, 6/1/34                               $     2,266,066
  12,000,000                               Buckeye Tobacco Settlement Financing
                                           Authority, 5.875%, 6/1/47                                   11,451,600
   9,285,000                               Buckeye Tobacco Settlement Financing
                                           Authority, 6.0%, 6/1/42                                      8,877,760
   6,335,000                               Buckeye Tobacco Settlement Financing
                                           Authority, 6.5%, 6/1/47                                      6,303,578
   2,900,000                               Southeastern Ohio Port Authority,
                                           6.0%, 12/1/42                                                3,189,275
                                                                                                  ---------------
                                                                                                  $    32,088,279
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Pennsylvania -- 8.8%
     850,000                               Allegheny County Hospital Development
                                           Authority, Ohio Valley General Hospital
                                           Project A, 5.125%, 4/1/35                              $       807,440
   1,000,000                               Chester County Industrial Development
                                           Authority, 5.125%, 10/15/37                                  1,020,500
   2,335,000                               Chester County Industrial Development
                                           Authority, 5.25%, 10/15/47                                   2,378,828
   8,425,000                               Delaware County Industrial Development
                                           Authority Pennsylvania, 5.125%, 6/1/46                       8,376,725
   2,005,000                               Pennsylvania Economic Development
                                           Financing Authority, US Airways Group
                                           Series A, 7.5%, 5/1/20                                       2,238,382
   8,445,000                               Pennsylvania Economic Development
                                           Financing Authority, US Airways Group
                                           Series B, 8.0%, 5/1/29                                       9,504,932
   2,200,000                               Philadelphia Authority for Industrial
                                           Development, 6.5%, 6/1/45                                    2,278,144
   3,145,000                               Philadelphia Authority for Industrial
                                           Development, 6.625%, 6/1/50                                  3,270,957
   2,500,000                               Philadelphia Authority for Industrial
                                           Development, Green Woods Charter School
                                           Projects A, 5.5%, 6/15/32                                    2,583,600
   5,200,000                               Philadelphia Authority for Industrial
                                           Development, Green Woods Charter School
                                           Projects A, 5.75%, 6/15/42                                   5,374,980
   6,000,000                               Philadelphia Authority for Industrial
                                           Development, Nueva Esperanze Inc.,
                                           8.2%, 12/1/43                                                6,873,420
   1,000,000                               Philadelphia Authority for Industrial
                                           Development, Performing Arts Charter School
                                           Project, 6.5%, 6/15/33 (144A)                                1,068,820
   3,000,000                               Philadelphia Authority for Industrial
                                           Development, Performing Arts Charter School
                                           Project, 6.75%, 6/15/43 (144A)                               3,217,890
   4,000,000                               The Hospitals & Higher Education Facilities
                                           Authority of Philadelphia, Temple University
                                           Health System Series A, 5.625%, 7/1/42                       4,404,640
                                                                                                  ---------------
                                                                                                  $    53,399,258
-----------------------------------------------------------------------------------------------------------------
                                           Puerto Rico -- 2.0%
  21,000,000                               Commonwealth of Puerto Rico, 8.0%,
                                           7/1/35 (f) (g)                                         $    12,153,750
-----------------------------------------------------------------------------------------------------------------
                                           Rhode Island -- 0.1%
   2,065,000                               Central Falls Detention Facility Corp.,
                                           7.25%, 7/15/35 (g)                                     $       495,394
-----------------------------------------------------------------------------------------------------------------
                                           Tennessee -- 0.0%+
       5,000                               Johnson City Health & Educational Facilities
                                           Board, Appalachian Christian Village,
                                           5.0%, 2/15/43                                          $         4,613
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 23

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Texas -- 9.6%
     200,000                               Arlington Higher Education Finance Corp.,
                                           5.875%, 3/1/24                                         $       206,698
     525,000                               Arlington Higher Education Finance Corp.,
                                           6.625%, 3/1/29                                                 545,307
     375,000                               Arlington Higher Education Finance Corp.,
                                           7.0%, 3/1/34                                                   391,868
   7,030,000                               Arlington Higher Education Finance Corp.,
                                           Universal Academy Series A,
                                           7.125%, 3/1/44                                               7,335,454
     375,000                               City of Celina Texas, 5.375%, 9/1/28                           369,349
     900,000                               City of Celina Texas, 5.5%, 9/1/24                             891,315
     250,000                               City of Celina Texas, 5.5%, 9/1/32                             245,350
     650,000                               City of Celina Texas, 5.875%, 9/1/40                           635,102
   1,075,000                               City of Celina Texas, 6.0%, 9/1/30                           1,061,659
   2,700,000                               City of Celina Texas, 6.25%, 9/1/40                          2,700,000
     500,000                               City of Mclendon-Chisholm Texas, Sonoma
                                           Public Impt Dist Phase, 5.125%, 9/15/28                        496,080
     450,000                               City of Mclendon-Chisholm Texas, Sonoma
                                           Public Impt Dist Phase, 5.375%, 9/15/35                        445,126
     380,000                               City of Mclendon-Chisholm Texas, Sonoma
                                           Public Impt Dist Phase, 5.5%, 9/15/40                          375,349
     234,442                               Gulf Coast Industrial Development Authority,
                                           Microgy Holdings Project, 12/1/36 (d) (g)                            2
   1,215,000                               Kinney County Public Facilities Corp.,
                                           7.0%, 11/1/25                                                1,155,161
   2,000,000                               La Vernia Higher Education Finance Corp.,
                                           Meridian World School Series A,
                                           5.5%, 8/15/45                                                2,098,780
     350,000                               New Hope Cultural Education Facilities
                                           Finance Corp., 5.25%, 7/1/36                                   366,597
   1,250,000                               New Hope Cultural Education Facilities
                                           Finance Corp., 5.5%, 7/1/46                                  1,314,150
   1,000,000                               New Hope Cultural Education Facilities
                                           Finance Corp., 5.75%, 7/1/51                                 1,067,660
     125,000                               New Hope Cultural Education Facilities
                                           Finance Corp., 6.0%, 7/1/26                                    122,468
   1,350,000                               New Hope Cultural Education Facilities
                                           Finance Corp., 7.0%, 7/1/51                                  1,360,773
  17,350,000                               Sanger Industrial Development Corp., Texas
                                           Pellets Project Series B, 8.0%, 7/1/38 (a)(g)                8,241,250
   2,250,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., 4.625%, 11/15/41                              1,884,892
   5,000,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., 4.875%, 11/15/48                              4,205,950
   3,500,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., 6.625%, 11/15/37                              3,800,930

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Texas -- (continued)
     500,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., 8.25%, 11/15/39                         $       534,155
     120,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., MRC Crestview Project,
                                           8.0%, 11/15/34                                                 145,847
   6,350,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., MRC Crestview Project,
                                           8.125%, 11/15/44                                             7,742,618
   1,775,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., Stayton at Museum Way
                                           Series A, 8.0%, 11/15/28                                     1,892,523
   5,400,000                               Tarrant County Cultural Education Facilities
                                           Finance Corp., Stayton at Museum Way
                                           Series A, 8.25%, 11/15/44                                    5,766,552
   1,000,000                               Texas Midwest Public Facility Corp., Secure
                                           Treatment Facility Project, 10/1/30 (d) (g)                    349,900
                                                                                                  ---------------
                                                                                                  $    57,748,865
-----------------------------------------------------------------------------------------------------------------
                                           Utah -- 2.1%
   3,500,000                               Utah Charter School Finance Authority,
                                           5.375%, 6/15/48 (UT CSCE)                              $     3,427,550
     915,000                               Utah Charter School Finance Authority,
                                           Summit Academy High School Series A,
                                           7.25%, 5/15/21                                                 984,082
   1,985,000                               Utah Charter School Finance Authority,
                                           Summit Academy High School Series A,
                                           8.125%, 5/15/31                                              2,223,915
   5,145,000                               Utah Charter School Finance Authority,
                                           Summit Academy High School Series A,
                                           8.5%, 5/15/41                                                5,815,291
                                                                                                  ---------------
                                                                                                  $    12,450,838
-----------------------------------------------------------------------------------------------------------------
                                           Virginia -- 3.7%
   2,100,000                               Cherry Hill Community Development Authority,
                                           Potomac Shores Project, 5.4%, 3/1/45                   $     2,193,093
     815,000                               Embrey Mill Community Development
                                           Authority, 5.3%, 3/1/35                                        818,301
   4,685,000                               Embrey Mill Community Development
                                           Authority, 5.6%, 3/1/45                                      4,771,063
  15,000,000                               Tobacco Settlement Financing Corp. Virginia,
                                           5.0%, 6/1/47                                                14,331,000
                                                                                                  ---------------
                                                                                                  $    22,113,457
-----------------------------------------------------------------------------------------------------------------
                                           West Virginia -- 3.3%
  25,000,000                               City of Philippi West Virginia, 7.75%,
                                           10/1/44 (g)                                            $    14,999,998
   5,340,000                               West Virginia Hospital Finance Authority,
                                           Highland Hospital Oblig Group, 9.125%,
                                           10/1/41 (g)                                                  4,935,228
                                                                                                  ---------------
                                                                                                  $    19,935,226
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 25

-----------------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (b)     Spread (c)                                                           Value
-----------------------------------------------------------------------------------------------------------------
                                           Wisconsin -- 5.7%
     500,000                               Public Finance Authority, 4.25%, 8/1/26                $       489,450
   2,000,000                               Public Finance Authority, 5.0%, 8/1/36                       1,938,080
   6,250,000                               Public Finance Authority, 5.125%, 6/1/48                     6,322,375
   2,450,000                               Public Finance Authority, 5.125%, 8/1/46                     2,358,786
   8,615,000                               Public Finance Authority, Cabs-Springshire
                                           Pre-Dev Project, 12/1/20 (144A) (d)                          5,873,793
   1,590,000                               Public Finance Authority, Coral Academy
                                           Science Las Vegas, 5.625%, 7/1/44                            1,724,260
   5,325,000                               Public Finance Authority, Glenridge Palmer
                                           Ranch Series A, 8.25%, 6/1/46                                6,282,542
   5,057,500                               Public Finance Authority, Las Ventanas
                                           Retirement Community, 7.0%, 10/1/42                          5,067,767
   1,245,000                               Public Finance Authority, Voyager Foundation
                                           Inc., Project Series A, 5.125%, 10/1/45                      1,268,904
   2,815,000                               Public Finance Authority, Voyager Foundation
                                           Inc., Project Series A, 6.2%, 10/1/42                        3,011,712
                                                                                                  ---------------
                                                                                                  $    34,337,669
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL BONDS
                                           (Cost $591,850,322)                                    $   585,976,542
-----------------------------------------------------------------------------------------------------------------
                                           MUNICIPAL COLLATERALIZED DEBT
                                           OBLIGATION -- 0.0%+
   1,175,000         0.72                  Non-Profit Preferred Funding Trust I, Floating
                                           Rate Note, 9/15/37 (144A)                              $        18,800
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL MUNICIPAL COLLATERALIZED DEBT
                                           OBLIGATION
                                           (Cost $1,172,707)                                      $        18,800
-----------------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN UNAFFILIATED
                                           ISSUERS -- 98.4%
                                           (Cost $601,023,029) (h)                                $   593,995,342
-----------------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- 1.6%                     $     9,586,139
-----------------------------------------------------------------------------------------------------------------
                                           NET ASSETS -- 100.0%                                   $   603,581,481
=================================================================================================================

+               Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2017, the value of these securities amounted to $18,179,303 or 3.0% of net assets.

(Pre-Refunded)  Pre-Refunded bonds have been collateralized by U.S.
                Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

(a) Securities that used significant unobservable inputs to determine their value.

(b) Debt obligation with a variable or floating interest rate. Rate shown is rate at period end.

(c) Floating rate note. Reference index and spread shown at period end.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)             Consists of Revenue Bonds unless otherwise indicated.

(f)             Represents a General Obligation Bond.

(g)             Security is in default.

(h) The concentration of investments by type of obligation/market sector is as follows:

                Revenue Bonds:
                Special Revenues                                            25.8%
                Health                                                      21.3%
                Education                                                   21.1%
                Various Revenues                                             8.4%
                General Obligation                                           6.8%
                Housing                                                      6.6%
                Pollution Control Revenue                                    4.0%
                Escrowed                                                     3.5%
                Transportation                                               2.0%
                Insured                                                      0.3%
                Water & Sewer                                                0.2%
                                                                           -----
                                                                           100.0%
                                                                           =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended August 31, 2017 aggregated to $201,609,607 and $236,404,170, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser) serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the year ended August 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $4,971,119 and $19,941,349, respectively, which resulted in a net realized gain/loss of $--.

At August 31, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $608,768,321 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                                 $ 42,820,130
     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value                                                  (57,593,109)
                                                                                           ------------
     Net unrealized depreciation                                                           $(14,772,979)
                                                                                           ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 27

The following is a summary of the inputs used as of August 31, 2017, in valuing the Fund's investments:

--------------------------------------------------------------------------------------
                              Level 1       Level 2        Level 3        Total
--------------------------------------------------------------------------------------
Corporate Bond                $        --   $  8,000,000   $          --  $  8,000,000
Municipal Bonds
 Texas                                 --             --       8,241,250     8,241,250
 All Other Municipal Bonds             --    577,735,292              --   577,735,292
Municipal Collateralized
 Debt Obligation                       --         18,800              --        18,800
--------------------------------------------------------------------------------------
Total                         $        --   $585,754,092   $   8,241,250  $593,995,342
======================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

--------------------------------------------------------------------------------------
                                                                         Municipal
                                                                         Bonds
--------------------------------------------------------------------------------------
Balance as of 8/31/16                                                    $         --
Realized gain (loss)(1)                                                            --
Change in unrealized appreciation (depreciation)(2)                        (6,857,414)
Purchases                                                                          --
Sales                                                                              --
Transfers in to Level 3*                                                   15,098,664
Transfers out of Level 3*                                                          --
Changes between Level 3*                                                           --
--------------------------------------------------------------------------------------
Balance as of 8/31/17                                                    $  8,241,250
======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on beginning of period values. During the year ended August 31, 2017, an investment having a value of $15,098,664 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between levels 1, 2 and 3.

     Net change in unrealized appreciation (depreciation) of
     investments still held as of 8/31/17                                 $(6,857,414)
                                                                          ------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Statement of Assets and Liabilities | 8/31/17

ASSETS:
  Investment in unaffiliated issuers, at value (cost $601,023,029)        $593,995,342
  Cash                                                                       5,081,218
  Receivables --
     Investment securities sold                                                285,000
     Fund shares sold                                                          972,486
     Interest                                                                8,979,546
  Other assets                                                                  37,277
---------------------------------------------------------------------------------------
        Total assets                                                      $609,350,869
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $  3,435,110
     Fund shares repurchased                                                 1,532,521
     Distributions                                                             433,720
     Trustee fees                                                                4,021
  Due to affiliates                                                            128,374
  Accrued expenses                                                             235,642
---------------------------------------------------------------------------------------
        Total liabilities                                                 $  5,769,388
=======================================================================================
NET ASSETS:
  Paid-in capital                                                         $652,292,155
  Undistributed net investment income                                        6,284,040
  Accumulated net realized loss on investments                             (47,967,027)
  Net unrealized depreciation on investments                                (7,027,687)
---------------------------------------------------------------------------------------
        Net assets                                                        $603,581,481
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $267,618,011/36,558,668 shares)                       $       7.32
  Class C (based on $143,845,858/19,642,094 shares)                       $       7.32
  Class Y (based on $192,117,612/26,591,204 shares)                       $       7.22
MAXIMUM OFFERING PRICE:
  Class A ($7.32 (divided by) 95.5%)                                      $       7.66
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 29

Statement of Operations

For the Year Ended 8/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                        $33,721,915
---------------------------------------------------------------------------------------
         Total investment income                                         $  33,721,915
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $ 2,919,816
  Transfer agent fees
     Class A                                                     79,681
     Class C                                                     71,611
     Class Y                                                    204,614
  Distribution fees
     Class A                                                    664,116
     Class C                                                  1,487,479
  Shareholder communications expense                             19,543
  Administrative expense                                        196,892
  Custodian fees                                                 10,488
  Registration fees                                              77,242
  Professional fees                                             114,955
  Printing expense                                               32,269
  Fees and expenses of nonaffiliated Trustees                    24,479
  Interest expense                                               20,323
  Miscellaneous                                                 124,561
---------------------------------------------------------------------------------------
     Total expenses                                                      $   6,048,069
---------------------------------------------------------------------------------------
         Net investment income                                           $  27,673,846
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                               $   8,151,315
---------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                               $ (31,630,599)
---------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                 $ (23,479,284)
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $   4,194,562
=======================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Year Ended      Year Ended
                                                            8/31/2017       8/31/2016*
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  27,673,846   $  26,751,307
Net realized gain (loss) on investments                         8,151,315       1,989,101
Change in net unrealized appreciation (depreciation)
  on investments                                              (31,630,599)     29,466,344
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                    $   4,194,562   $  58,206,752
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.36 and $0.40 per share, respectively)     $ (13,103,073)  $ (14,110,287)
      Class C ($0.30 and $0.34 per share, respectively)        (6,202,431)     (7,100,365)
      Class Y ($0.37 and $0.41 per share, respectively)        (8,854,782)     (8,411,972)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                 $ (28,160,286)  $ (29,622,624)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 204,185,029   $ 207,486,927
Reinvestment of distributions                                  22,405,883      23,616,447
Cost of shares repurchased                                   (249,144,004)   (129,694,923)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $ (22,553,092)  $ 101,408,451
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                 $ (46,518,816)  $ 129,992,579
NET ASSETS:
Beginning of year                                           $ 650,100,297   $ 520,107,718
------------------------------------------------------------------------------------------
End of year                                                 $ 603,581,481   $ 650,100,297
------------------------------------------------------------------------------------------
Undistributed net investment income                         $   6,284,040   $   6,773,545
==========================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 31

------------------------------------------------------------------------------------------
                                 Year Ended    Year Ended       Year Ended   Year Ended
                                 8/31/2017     8/31/2017        8/31/2016    8/31/2016
                                 Shares        Amount           Shares*      Amount*
------------------------------------------------------------------------------------------
Class A
Shares sold                        9,719,821   $  70,529,861    10,879,895   $ 80,711,420
Reinvestment of distributions      1,569,240      11,387,227     1,622,275     12,049,427
Less shares repurchased          (13,192,917)    (95,085,636)   (8,107,638)   (59,867,557)
------------------------------------------------------------------------------------------
   Net increase (decrease)        (1,903,856)  $ (13,168,548)    4,394,532   $ 32,893,290
==========================================================================================
Class C
Shares sold                        2,530,254   $  18,405,387     4,458,277   $ 33,099,836
Reinvestment of distributions        709,801       5,151,939       773,004      5,742,165
Less shares repurchased           (5,444,559)    (39,311,261)   (3,616,789)   (26,764,754)
------------------------------------------------------------------------------------------
   Net increase (decrease)        (2,204,504)  $ (15,753,935)    1,614,492   $ 12,077,247
==========================================================================================
Class Y
Shares sold                       16,143,744   $ 115,249,781    12,761,015   $ 93,675,671
Reinvestment of distributions        818,582       5,866,717       793,540      5,824,855
Less shares repurchased          (16,021,607)   (114,747,107)   (5,899,448)   (43,062,612)
------------------------------------------------------------------------------------------
   Net increase                      940,719   $   6,369,391     7,655,107   $ 56,437,914
==========================================================================================

* The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             8/31/2017    8/31/2016**  8/31/2015**  8/31/2014**  8/31/2013
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   7.59     $   7.22     $   7.27     $   7.19     $   7.94
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.35(a)  $   0.36(a)  $   0.41     $   0.43     $   0.53
   Net realized and unrealized gain (loss) on investments       (0.26)        0.41        (0.06)        0.09        (0.84)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.09     $   0.77     $   0.35     $   0.52     $  (0.31)
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.36)    $  (0.40)    $  (0.40)    $  (0.44)    $  (0.44)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.27)    $   0.37     $  (0.05)    $   0.08     $  (0.75)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.32     $   7.59     $   7.22     $   7.27     $   7.19
===========================================================================================================================
Total return*                                                    1.32%       10.90%        4.88%        7.52%       (4.26)%
Ratio of net expenses to average net assets                      0.88%        0.87%        0.89%        0.90%        0.88%
Ratio of net investment income (loss) to average net assets      4.85%        4.86%        5.59%        5.97%        6.26%
Portfolio turnover rate                                            35%          20%          29%          55%          17%
Net assets, end of period (in thousands)                     $267,618     $292,019     $245,877     $240,331     $250,163
===========================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 33

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             8/31/2017    8/31/2016**  8/31/2015**  8/31/2014**  8/31/2013
---------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   7.59     $   7.22     $   7.28     $   7.19     $   7.94
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.30(a)  $   0.30(a)  $   0.36     $   0.41     $   0.46
   Net realized and unrealized gain (loss) on investments       (0.27)        0.41        (0.07)        0.07        (0.83)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.03     $   0.71     $   0.29     $   0.48     $  (0.37)
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.30)    $  (0.34)    $  (0.35)    $  (0.39)    $  (0.38)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.27)    $   0.37     $  (0.06)    $   0.09     $  (0.75)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.32     $   7.59     $   7.22     $   7.28     $   7.19
===========================================================================================================================
Total return*                                                    0.55%       10.07%        3.95%        6.85%       (4.98)%
Ratio of net expenses to average net assets                      1.65%        1.63%        1.65%        1.66%        1.63%
Ratio of net investment income (loss) to average net assets      4.10%        4.10%        4.83%        5.23%        5.53%
Portfolio turnover rate                                            35%          20%          29%          55%          17%
Net assets, end of period (in thousands)                     $143,846     $165,883     $146,029     $149,453     $195,290
===========================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

---------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year         Year         Year         Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                             8/31/2017    8/31/2016**  8/31/2015**  8/31/2014**  8/31/2013
---------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   7.49     $   7.12     $   7.18     $   7.10     $   7.84
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.36(a)  $   0.37(a)  $   0.39     $   0.46     $   0.53
   Net realized and unrealized gain (loss) on investments       (0.26)        0.41        (0.04)        0.07        (0.82)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.10     $   0.78     $   0.35     $   0.53     $  (0.29)
---------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.37)    $  (0.41)    $  (0.41)    $  (0.45)    $  (0.45)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.27)    $   0.37     $  (0.06)    $   0.08     $  (0.74)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.22     $   7.49     $   7.12     $   7.18     $   7.10
===========================================================================================================================
Total return*                                                    1.45%       11.17%        4.92%        7.69%       (4.05)%
Ratio of net expenses to average net assets                      0.72%        0.71%        0.71%        0.71%        0.72%
Ratio of net investment income (loss) to average net assets      4.99%        5.01%        5.77%        6.17%        6.40%
Portfolio turnover rate                                            35%          20%          29%          55%          17%
Net assets, end of period (in thousands)                     $192,118     $192,198     $128,202     $100,199     $119,658
===========================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

** The Fund was audited by another independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 35

Notes to Financial Statements | 8/31/17

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

36 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Cash may include overnight time deposits at approved financial institutions.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 37

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At August 31, 2017, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 1.4% of net assets.

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

38 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At August 31, 2017, the Fund reclassified $3,065 to decrease undistributed net investment income, $2,640,380 to decrease paid-in capital and $2,643,445 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At August 31, 2017, the Fund was permitted to carry forward indefinitely $20,705,114 of short-term losses and $21,209,664 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at August 31, 2017, the Fund had a net capital loss carryforward of $6,008,768 which will expire in 2018 if not utilized. Since new losses are required to be used first, loss carryforwards that are subject to expiration may be more likely to expire unused.

     During the year ended August 31, 2017, a capital loss carryforward of $8,137,898 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                     2017                   2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                        $27,065,739            $28,998,856
     Ordinary income                            1,094,547                623,768
     ---------------------------------------------------------------------------
         Total                                $28,160,286            $29,622,624
     ===========================================================================

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 39

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                               $ 14,419,571
     Capital loss carryforward                                      (47,923,546)
     Current year dividend payable                                     (433,720)
     Net unrealized depreciation                                    (14,772,979)
     ---------------------------------------------------------------------------
         Total                                                     $(48,710,674)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $76,890 in underwriting commissions on the sale of Class A shares during the year ended August 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

40 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

F.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 41

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million, 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the year ended August 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed, if any, during the year ended August 31, 2017 are reflected on the Statement of Operations. This expense limitation is in effect through January 1, 2019, for Class A shares. There can be no assurance that the Adviser will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $76,661 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended August 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $ 5,139
Class C                                                                    2,742
Class Y                                                                   11,662
--------------------------------------------------------------------------------
    Total                                                                $19,543
================================================================================

42 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

4. Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $51,713 in distribution fees payable to the Distributor at August 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended August 31, 2017, CDSCs in the amount of $56,773 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 43 the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the year ended August 31, 2017, the average daily amount of borrowings outstanding during the period was $10,373,684. The related weighted average annualized interest rate for the period was 1.30%, and the total interest expense on such borrowings was $20,323, which is included in interest expense, located on the Statement of Operations. As of August 31, 2017, there were no borrowings outstanding.

6. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust V, as noted below) follows:

------------------------------------------------------------------------------------------
                          For              Against       Abstain         Broker Non-Votes
------------------------------------------------------------------------------------------
Proposal 1 - To approve   30,786,223.133   730,136.976   1,026,611.200   12,522,400.700
an New Management
Agreement with
the Adviser

------------------------------------------------------------------------------------------
                                                 For                         Withhold
------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
------------------------------------------------------------------------------------------
David R. Bock                                    52,906,413.845              1,033,842.093
------------------------------------------------------------------------------------------
Benjamin M. Friedman                             52,887,736.342              1,052,519.596
------------------------------------------------------------------------------------------
Margaret B.W. Graham                             52,932,507.056              1,007,748.882
------------------------------------------------------------------------------------------
Lisa M. Jones                                    52,966,747.756                973,508.182
------------------------------------------------------------------------------------------
Lorraine H. Monchak                              52,946,675.492                993,580.446
------------------------------------------------------------------------------------------
Thomas J. Perna                                  52,911,994.971              1,028,260.967
------------------------------------------------------------------------------------------
Marguerite A. Piret                              52,949,595.338                990,660.600
------------------------------------------------------------------------------------------
Fred J. Ricciardi                                52,895,139.856              1,045,116.082
------------------------------------------------------------------------------------------
Kenneth J. Taubes                                52,940,075.518              1,000,180.420
------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     V. Results reported above reflect the combined votes of all series of the Trust.

44 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer High Income Municipal Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Income Municipal Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 2016 and the financial highlights in the periods ended August 31, 2014, August 31, 2015 and August 31, 2016 were audited by another independent registered public accounting firm whose report, dated October 24, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Municipal Fund at August 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the year then ended and the financial highlights for the year ended August 31, 2013 in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 27, 2017

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 45

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 88.03%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP ("D&T"), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years preceding the fiscal year ended August 31, 2017, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP ("EY"), for the Fund's fiscal year ended August 31, 2017.

46 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission ("SEC"): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 47

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a

48 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings,

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 49 they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

50 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 51

Transaction. The Trustees also considered that, as administrator, Amundi Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

52 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee as of September 30, 2016 was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares as of September 30, 2016 was in the fourth quintile relative to its Morningstar category and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the Fund's expense ratio was less than one basis point

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 53 higher than the median expense ratio paid by other funds in its Morningstar category. The Trustees noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its

54 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 55 that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

56 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 57

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                     Other Directorships
Held With the Fund        Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)      Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board     Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee               successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                          elected or earlier     Inc. (technology products for securities        processing provider for financial
                          retirement or removal. lending industry); and Senior Executive Vice    services industry) (2009 -
                                                 President, The Bank of New York (financial and  present); Director, Quadriserv,
                                                 securities services) (1986 - 2004)              Inc. (2005 - 2013); and
                                                                                                 Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)        Trustee since 2006.    Managing Partner, Federal City Capital Advisors Director of New York Mortgage
Trustee                   Serves until a         (corporate advisory services company) (1997 -   Trust (publicly-traded mortgage
                          successor trustee is   2004 and 2008 - present); Interim Chief         REIT) (2004 - 2009, 2012 -
                          elected or earlier     Executive Officer, Oxford Analytica, Inc.       present); Director of The Swiss
                          retirement or removal. (privately held research and consulting         Helvetia Fund, Inc. (closed-end
                                                 company) (2010); Executive Vice President and   fund) (2010 - present); Director
                                                 Chief Financial Officer, I-trax, Inc. (publicly of Oxford Analytica, Inc. (2008 -
                                                 traded health care services company) (2004 -    present); and Director of
                                                 2007); and Executive Vice President and Chief   Enterprise Community Investment,
                                                 Financial Officer, Pedestal Inc.                Inc. (privately-held affordable
                                                 (internet-based mortgage trading company) (2000 housing finance company) (1985 -
                                                 - 2002); Private Consultant (1995 - 1997);      2010)
                                                 Managing Director, Lehman Brothers (1992 -
                                                 1995); Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73) Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                   Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and Mellon
                          successor trustee is                                                   Institutional Funds Master
                          elected or earlier                                                     Portfolio (oversaw 17 portfolios
                          retirement or removal.                                                 in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70) Trustee since 2006.    Founding Director, Vice-President and Corporate None
Trustee                   Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                          successor trustee is   firm) (1982 - present); Desautels Faculty of
                          elected or earlier     Management, McGill University (1999 - present);
                          retirement or removal. and Manager of Research Operations and
                                                 Organizational Learning, Xerox PARC, Xerox's
                                                 advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61) Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                  (Advisory Trustee from  (healthcare workers union pension funds) (2001
                         2014 - 2017). Serves    - present); Vice President - International
                         until a successor       Investments Group, American International
                         trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                         earlier retirement or   Vice President, Corporate Finance and Treasury
                         removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton, Inc.
                                                 (investment bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel Burnham Lambert, Ltd.
                                                 (investment bank) (1986 - 1987)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69) Trustee since 2006.     President and Chief Executive Officer, Newbury  Director of New America High
Trustee                  Serves until a          Piret Company (investment banking firm) (1981 - Income Fund, Inc. (closed-end
                         successor trustee is    present)                                        investment company) (2004 -
                         elected or earlier                                                      present); and Member, Board of
                         retirement or removal.                                                  Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)   Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                  Serves until a          - present); Executive Vice President, BNY
                         successor trustee is    Mellon (financial and investment company
                         elected or earlier      services) (1969 - 2012); Director, BNY
                         retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                 Overseas Investment Corp. (financial services)
                                                 (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 59

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*      Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and   Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer  successor trustee is    September 2014); Chair, Director and CEO of
                         elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                         retirement or removal   September 2014); Chair, Director and CEO of
                                                 Amundi Pioneer Distributor, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Amundi Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014);
                                                 Managing Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*  Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                  Serves until a          2008) and Chief Investment Officer, U.S. (since
                         successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                         elected or earlier      Inc.; Executive Vice President and Chief
                         retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                 (since 2008); Executive Vice President of
                                                 Amundi Pioneer Institutional Asset Management,
                                                 Inc. (since 2009); Portfolio Manager of Amundi
                                                 Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

60 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2006. Serves at   Vice President and Associate General Counsel of None
(52)                     the discretion of the   Amundi Pioneer since January 2008; Secretary
Secretary and            Board                   and Chief Legal Officer of all of the Pioneer
Chief Legal Officer                              Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003 to
                                                 May 2010; Vice President and Senior Counsel of
                                                 Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)   Since 2010. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary      the discretion of the   since December 2006 and Assistant Secretary of
                         Board                   all the Pioneer Funds since June 2010; Manager
                                                 - Fund Governance of Amundi Pioneer from
                                                 December 2003 to November 2006; and Senior
                                                 Paralegal of Amundi Pioneer from January 2000
                                                 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)        Since 2010. Serves at   Senior Counsel of Amundi Pioneer since May 2013 None
Assistant Secretary      the discretion of the   and Assistant Secretary of all the Pioneer
                         Board                   Funds since June 2010; Counsel of Amundi
                                                 Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)     Since 2008. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and            the discretion of the   Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and      Board                   since March 2008; Deputy Treasurer of Amundi
Accounting Officer                               Pioneer from March 2004 to February 2008; and
                                                 Assistant Treasurer of all of the Pioneer Funds
                                                 from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)    Since 2006. Serves at   Director - Fund Treasury of Amundi Pioneer; and None
Assistant Treasurer      the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                         Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)       Since 2006. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      the discretion of the   Amundi Pioneer; and Assistant Treasurer of all
                         Board                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)    Since 2009. Serves at   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      the discretion of the   Amundi Pioneer since November 2008; Assistant
                         Board                   Treasurer of all of the Pioneer Funds since
                                                 January 2009; Client Service Manager -
                                                 Institutional Investor Services at State Street
                                                 Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 61

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)     Since 2010. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer the discretion of the   of all the Pioneer Funds since March 2010;
                         Board                   Chief Compliance Officer of Amundi Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Amundi Pioneer since October
                                                 2005; Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003 to
                                                 October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)     Since 2006. Serves at   Director - Transfer Agency Compliance of Amundi None
Anti-Money               the discretion of the   Pioneer and Anti-Money Laundering Officer of
Laundering Officer       Board                   all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

62 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

                          This page is for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 63

                          This page is for your notes.

64 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

                          This page is for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 65

                          This page is for your notes.

66 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

                          This page is for your notes.

                 Pioneer High Income Municipal Fund | Annual Report | 8/31/17 67

                          This page is for your notes.

68 Pioneer High Income Municipal Fund | Annual Report | 8/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 21203-10-1017

                        Pioneer U.S. Corporate
                        High Yield Fund

--------------------------------------------------------------------------------
                        Annual Report | August 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     HYCAX
                        Class C     HYCCX
                        Class Y     HYCYX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Report of Independent Registered Public Accounting Firm                       43

Additional Information                                                        44

Approval of New and Interim Management Agreements                             45

Trustees, Officers and Service Providers                                      54

              Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 1

President's Letter

We are very pleased to announce that on July 3, 2017, Amundi Asset Management, a large European asset manager, officially acquired Pioneer Investments and announced the completion of a merger which combined Pioneer Investment Management USA, Inc., in Boston and Amundi Smith Breeden in Durham, N.C., to form Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"). Amundi Smith Breeden, founded as Smith Breeden Associates in 1982, is a highly regarded relative-value credit investor managing an extensive range of fixed-income strategies tailored to the needs of institutional investors.

Our new brand, Amundi Pioneer, now signifies:

o Ownership by Amundi Asset Management ("Amundi"). Amundi is Europe's largest asset manager and among the world's top 10 asset managers, as measured by assets under management (AUM), with approximately $1.3 trillion AUM(1).

o    The significantly larger scale and resources of the combined firms.

o Amundi's desire to maintain the strong brand recognition of Pioneer in the U.S., which dates back to 1928.

We would like to stress to shareowners that all of the Pioneer mutual funds have retained their previous names. In addition, there have been no changes to the portfolio managers or the funds' investment strategies as a result of the merger. Amundi Pioneer's newly combined investment team works together as one unit, discussing investment ideas, participating in research meetings, and collaborating across the expanded organization.

We are looking forward to the opportunity to leverage the broad global resources of Amundi. In bringing together Pioneer and Amundi Smith Breeden, we have combined organizations that share similar investment philosophies and corporate cultures, and that value teamwork across a collegial, collaborative environment. We are very excited about our future, as we believe the greater scale and expanded global reach of the combined firm, with some 5,000 employees worldwide, provides several opportunities to better meet the needs of today's investors by exploring new, innovative investment solutions and integrating the abundance of thought leadership resources at Amundi, while also maintaining our commitment to providing existing shareowners with outstanding service locally.

(1) Source: IPE "Top 400 asset managers" published in June 2017 and based on AUM as of end December 2016.

2 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future as we move into a new and exciting era.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
August 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 3

Portfolio Management Discussion | 8/31/17

Important Note: On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc.

This transaction does not impact your existing relationship with Pioneer Investments, your advisor, or the methods you use to communicate with us, as the investor contact telephone numbers and services you expect will remain the same. We are excited, however, to be launching a new website representing the combined company. Come visit us at: www.amundipioneer.com.

In the following interview, portfolio manager Matthew Shulkin discusses the factors that influenced the performance of Pioneer U.S. Corporate High Yield Fund between the Fund's inception on January 3, 2017, and the end of the Fund's fiscal year on August 31, 2017. Mr. Shulkin, C.F.A., is a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., and is responsible for the day-to-day management of the Fund*.

Q How did the Fund perform during the abbreviated fiscal year ended August 31, 2017?

A From its inception on January 3, 2017, through August 31, 2017, Pioneer U.S. Corporate High Yield Fund's Class A shares returned 5.00% at net asset value, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index, returned 5.81%. For further comparison, year-to-date through August 31, 2017, the average return of the 684 mutual funds in Lipper's High Yield Funds category was 5.21%, and the average return of the 723 mutual funds in Morningstar's High Yield Bond Funds category was 5.18%.

* Note to Shareholders: Effective October 1, 2017, after the end of the annual reporting period, Andrew Feltus, Co-Director of High Yield, a senior vice president, and a portfolio manager at Amundi Pioneer, joined Mr. Shulkin as a portfolio manager on Pioneer U.S. Corporate High Yield Fund.

4 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Q Could you please describe the market environment for high-yield bonds during the Fund's abbreviated fiscal year ended August 31, 2017?

A High-yield bonds in aggregate experienced solid, positive returns for the period. From a fundamental perspective, credit-based assets continued to benefit from the support of strong corporate earnings and low default rates. Early in the period, risk sentiment in the market was further bolstered by anticipation of the adoption of business-friendly policies in Washington in the wake of the November 2016 U.S. elections, which left the Republicans in control of the White House and both houses of Congress. Lowering corporate tax rates, trimming regulations, and increasing infrastructure spending, all of which were proposed by the Trump campaign, were seen as governmental actions that had the potential to support corporate profitability going forward.

     As the period progressed, however, the Republicans failed to agree on a plan to repeal/replace the Affordable Care Act, thus clouding the outlook for the passage of tax reform and other pro-growth measures. Despite political difficulties in Washington, however, credit sentiment continued to be supported by strong corporate and consumer fundamentals. With that said, the positive performance of high-yield securities over the final six months of the period was driven mainly by the coupon, or yield portion of total return, as spread tightening became more incremental. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)

Q Can you review the Fund's principal investment strategies during the abbreviated fiscal year ended August 31, 2017, and explain the degree to which the strategies added to or detracted from performance versus the benchmark BofA ML Index?

A The Fund's performance over the brief period since its inception modestly lagged the return of its benchmark. The benchmark-relative underperformance was mainly the result of the Fund's operations commencing just as credit-sensitive assets were in the midst of a rally at the outset of 2017, as it took a few days for us to fully invest the portfolio's assets. In addition, with credit spreads at or near historical lows in the wake of post-election exuberance, we opted to take a somewhat cautious stance with respect to the portfolio's quality profile. In that vein, the Fund's benchmark-relative performance was constrained to a degree by the portfolio's below-index exposure to lower-quality, CCC-rated and distressed issues, which outperformed over the full period ended August 31, 2017.

              Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 5

     In terms of individual sectors, security selection within basic materials added to the Fund's performance relative to the benchmark during the period, as the portfolio's holdings of metals & mining and building materials issues outperformed the broader sector. An underweight allocation to retailers also helped the Fund's benchmark-relative performance, as that segment of the market has suffered due to concerns over a secular shift on the part of consumers toward making purchases online. Conversely, the portfolio's underweight exposure to health care detracted from the Fund's benchmark-relative results, as the sector benefited from reduced fears that Washington's efforts to repeal or replace the Affordable Care Act would result in destabilizing changes to insurance coverage and reimbursement levels. In addition, the Fund's positioning within health care constrained relative returns, as some of the portfolio's pharmaceutical-related holdings experienced volatility because of speculation about future drug-pricing policy. Security selection within telecommunication services also detracted from the Fund's benchmark-relative results, as performance of the portfolio's wireline company holdings lagged that of the overall sector. Finally, the Fund's modest exposure to bank loans acted as a slight drag on relative performance, as loans underperformed high-yield bonds for the period.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the abbreviated fiscal year ended August 31, 2017?

A The Fund's income-generation and yield provided to shareholders was relatively stable over the period. Our more "up-in-quality" and higher-rated bias in the portfolio resulted in a marginally lower yield for the Fund versus the benchmark BofA ML Index, but we view that positioning as appropriate given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and results during the abbreviated fiscal year ended August 31, 2017?

A We did not use derivatives during the Fund's fiscal year ended August 31, 2017. The Fund does, however, have the ability to utilize derivatives from time to time in order to maintain both the desired level of portfolio exposure to the high-yield market, and sufficient liquidity, with the latter earmarked for making opportunistic purchases as well as for helping to meet any unanticipated shareholder redemption requests.

Q    What is your assessment of the current climate for fixed-income investing?

A We continue to have a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Credit data remains strong and balance sheets do not appear overly stretched. The default rate

6 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 for high-yield bonds has continued to decline in 2017 versus the prior year. In addition, there is very little to suggest that a pick-up in inflation is imminent, thus increasing the likelihood that spread-based assets will continue to benefit from the maintenance of very low risk-free interest rates on the part of major central banks.

     That said, high-yield valuations are stretched by historical norms, which, in our view, argues for a measured stance when it comes to assuming credit risk. Even in the event that the White House and Congress are able to move forward on tax reform and/or other growth-oriented legislation, we believe the potential upside for the high-yield market from any such development is currently limited, given tight spreads for the overall asset class. As a result, we are comfortable with maintaining the Fund's underweight exposure to the lower-rated segments of the market.

     With respect to the Fund's stance on interest rates, against a backdrop of muted inflation, we do not anticipate any abrupt rise in rates over the near term. However, while the timing of any upward move is inherently unpredictable, we believe the risk is clearly weighted toward the upside for interest rates given their current, historically low levels. In keeping with this view, the Fund remains modestly underweight to the longer-duration, BB-rated segment of the high-yield market relative to B-rated issues. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Please refer to the Schedule of Investments on pages 16-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

              Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 7

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Portfolio Summary | 8/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       78.1%
International Corporate Bonds                                              15.2%
Senior Secured Loans                                                        3.7%
Convertible Preferred Stocks                                                1.7%
Convertible Corporate Bonds                                                 1.3%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.  Constellium NV, 6.625%, 3/1/25 (144A)                                 1.30%
--------------------------------------------------------------------------------
 2.  Royal Bank of Scotland Group Plc, Floating Rate Note (Perpetual)      1.24
--------------------------------------------------------------------------------
 3.  International Game Technology Plc, 6.5%, 2/15/25 (144A)               1.11
--------------------------------------------------------------------------------
 4.  Altice Financing SA, 7.5%, 5/15/26 (144A)                             1.08
--------------------------------------------------------------------------------
 5.  SFR Group SA, 7.375%, 5/1/26 (144A)                                   1.07
--------------------------------------------------------------------------------
 6.  ING Groep NV, Floating Rate Note, 12/29/49                            1.06
--------------------------------------------------------------------------------
 7.  Big River Steel LLC, 7.25%, 9/1/25 (144A)                             1.03
--------------------------------------------------------------------------------
 8.  CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                1.03
--------------------------------------------------------------------------------
 9.  Cimpress NV, 7.0%, 4/1/22 (144A)                                      1.02
--------------------------------------------------------------------------------
10.  Ardagh Packaging Finance Plc, 4.625%, 5/15/23 (144A)                  1.01
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

              Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 9

Prices and Distributions | 8/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                      8/31/17                       1/3/17*
--------------------------------------------------------------------------------
            A                         $10.22                       $10.00
--------------------------------------------------------------------------------
            C                         $10.21                       $10.00
--------------------------------------------------------------------------------
            Y                         $10.22                       $10.00
--------------------------------------------------------------------------------

Distributions per Share: 1/3/17-8/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               Short-Term           Long-Term
          Class            Dividends          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
            A               $0.2760               $  --               $  --
--------------------------------------------------------------------------------
            C               $0.2310               $  --               $  --
--------------------------------------------------------------------------------
            Y               $0.2907               $  --               $  --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-13.

*    The Fund commenced operations on January 3, 2017.

10 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer U.S. Corporate High Yield Fund at public offering price during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                              Net        Public       BofA
                                              Asset      Offering     ML U.S.
                                              Value      Price        High Yield
Period                                        (NAV)      (POP)        Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)                                      5.00%      0.28%        5.81%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
Gross                                         Net
--------------------------------------------------------------------------------
1.99%                                         1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer U.S. Corporate          BofA ML U.S. High
                       High Yield Fund                 Yield Index
1/17                   $  9,550                        $ 10,000
8/17                   $  9,990                        $ 10,469

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class A shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 11

Performance Update | 8/31/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer U.S. Corporate High Yield Fund during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                                                      BofA
                                                                      ML U.S.
                                              If         If           High Yield
Period                                        Held       Redeemed     Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)                                      4.44%      4.44%        5.81%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
Gross                                         Net
--------------------------------------------------------------------------------
2.74%                                         1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer U.S. Corporate          BofA ML U.S. High
                       High Yield Fund                 Yield Index
1/17                   $ 10,000                        $ 10,000
8/17                   $ 10,412                        $ 10,469

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class C shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Performance Update | 8/31/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer U.S. Corporate High Yield Fund during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of August 31, 2017)
--------------------------------------------------------------------------------
                                                         Net          BofA
                                                         Asset        ML U.S.
                                                         Value        High Yield
Period                                                   (NAV)        Index
--------------------------------------------------------------------------------
Life of Class
(1/3/17)                                                 5.14%        5.81%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
Gross                                         Net
--------------------------------------------------------------------------------
1.72%                                         0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer U.S. Corporate          BofA ML U.S. High
                       High Yield Fund                 Yield Index
1/17                   $ 5,000,000                     $ 5,000,000
8/17                   $ 5,236,337                     $ 5,234,361

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer U.S. Corporate High Yield Fund

Based on actual returns from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00        $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account                      $1,032.55         $1,027.65        $1,032.71
Value on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid                       $    5.23         $    8.94        $    3.84
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.75%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

14 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer U.S. Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from March 1, 2017, through August 31, 2017.

--------------------------------------------------------------------------------
Share Class                             A                 C                Y
--------------------------------------------------------------------------------
Beginning Account                   $1,000.00         $1,000.00        $1,000.00
Value on 3/1/17
--------------------------------------------------------------------------------
Ending Account                      $1,020.06         $1,016.38        $ 1021.42
Value on 8/31/17
--------------------------------------------------------------------------------
Expenses Paid                       $    5.19         $    8.89        $    3.82
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.75%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 15

Schedule of Investments | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           UNAFFILIATED ISSUERS -- 100.4%
                                           CONVERTIBLE CORPORATE BONDS -- 1.2%
                                           MEDIA -- 0.7%
                                           Cable & Satellite -- 0.7%
     146,000                               DISH Network Corp., 2.375%,
                                           3/15/24 (144A)                                  $    147,734
                                                                                           ------------
                                           Total Media                                     $    147,734
-------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                           Health Care Equipment -- 0.5%
      85,000                               Wright Medical Group, Inc., 2.0%, 2/15/20       $     98,228
                                                                                           ------------
                                           Total Health Care Equipment & Services          $     98,228
-------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE CORPORATE BONDS
                                           (Cost $244,998)                                 $    245,962
-------------------------------------------------------------------------------------------------------
                                           CONVERTIBLE PREFERRED STOCKS -- 1.8%
                                           BANKS -- 1.8%
                                           Diversified Banks -- 1.8%
         116                               Bank of America Corp., 7.25% (Perpetual)        $    152,888
         150                               Wells Fargo & Co., 7.5% (Perpetual)                  199,650
                                                                                           ------------
                                                                                           $    352,538
                                                                                           ------------
                                           Total Banks                                     $    352,538
-------------------------------------------------------------------------------------------------------
                                           TOTAL CONVERTIBLE PREFERRED STOCKS
                                           (Cost $345,611)                                 $    352,538
-------------------------------------------------------------------------------------------------------
                                           CORPORATE BONDS -- 93.7%
                                           ENERGY -- 13.7%
                                           Oil & Gas Drilling -- 1.4%
     135,000                               Rowan Companies, Inc., 5.4%, 12/1/42            $     95,175
     200,000                               Trinidad Drilling, Ltd., 6.625%,
                                           2/15/25 (144A)                                       185,000
                                                                                           ------------
                                                                                           $    280,175
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Equipment & Services -- 0.2%
      50,000                               SESI LLC, 7.75%, 9/15/24 (144A)                 $     50,500
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 6.2%
     101,000                               Antero Resources Corp., 5.0%, 3/1/25            $     98,980
      11,000                               Chesapeake Energy Corp., 8.0%,
                                           12/15/22 (144A)                                       11,371
      95,000                               Chesapeake Energy Corp., 8.0%,
                                           6/15/27 (144A)                                        90,250
      80,000                               Covey Park Energy LLC, 7.5%,
                                           5/15/25 (144A)                                        80,300
      21,000                               Denbury Resources, Inc., 4.625%, 7/15/23               9,240
     180,000                               Extraction Oil & Gas, Inc., 7.375%,
                                           5/15/24 (144A)                                       180,900
     100,000                               Great Western Petroleum LLC, 9.0%,
                                           9/30/21 (144A)                                        99,500

The accompanying notes are an integral part of these financial statements.

16 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- (continued)
     122,000                               MEG Energy Corp., 7.0%, 3/31/24 (144A)          $     96,990
     150,000                               Murphy Oil Corp., 6.875%, 8/15/24                    158,438
      17,000                               Oasis Petroleum, Inc., 6.875%, 3/15/22                16,532
     120,000                               Sanchez Energy Corp., 6.125%, 1/15/23                 91,500
     106,000                               SM Energy Co., 6.125%, 11/15/22                      100,170
     160,000                               Whiting Petroleum Corp., 6.25%, 4/1/23               148,400
      40,000                               WPX Energy, Inc., 5.25%, 9/15/24                      39,200
      26,000                               WPX Energy, Inc., 7.5%, 8/1/20                        28,080
                                                                                           ------------
                                                                                           $  1,249,851
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 1.0%
     202,000                               PBF Holding Co., LLC, 7.0%, 11/15/23            $    202,505
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 4.9%
      95,000                               Cheniere Corpus Christi Holdings LLC,
                                           5.875%, 3/31/25                                 $    102,125
     200,000                               Delek Logistics Partners LP, 6.75%,
                                           5/15/25 (144A)                                       201,750
     136,000                               Energy Transfer Equity LP, 5.875%, 1/15/24           146,540
     100,000                               Genesis Energy LP, 6.5%, 10/1/25                      98,000
      50,000                               Genesis Energy LP, 6.75%, 8/1/22                      50,625
     100,000                               NGPL PipeCo LLC, 4.375%, 8/15/22 (144A)              102,750
      40,000                               NuStar Logistics LP, 5.625%, 4/28/27                  42,400
      93,000                               Sabine Pass Liquefaction LLC,
                                           5.875%, 6/30/26                                      103,884
     138,000                               The Williams Companies, Inc.,
                                           5.75%, 6/24/44                                       143,175
                                                                                           ------------
                                                                                           $    991,249
                                                                                           ------------
                                           Total Energy                                    $  2,774,280
-------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 10.0%
                                           Commodity Chemicals -- 1.2%
     151,000                               NOVA Chemicals Corp., 5.0%,
                                           5/1/25 (144A)                                   $    150,622
     100,000                               Valvoline, Inc., 4.375%, 8/15/25 (144A)              100,875
                                                                                           ------------
                                                                                           $    251,497
-------------------------------------------------------------------------------------------------------
                                           Diversified Chemicals -- 1.1%
     205,000                               CF Industries, Inc., 3.45%, 6/1/23              $    199,362
      25,000                               Hexion, Inc., 6.625%, 4/15/20                         22,750
                                                                                           ------------
                                                                                           $    222,112
-------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.7%
     140,000                               Kraton Polymers LLC, 7.0%, 4/15/25 (144A)       $    150,500
-------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 1.0%
     200,000                               Ardagh Packaging Finance Plc, 4.625%,
                                           5/15/23 (144A)                                  $    205,500
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           Aluminum -- 1.3%
     250,000                               Constellium NV, 6.625%, 3/1/25 (144A)           $    262,500
-------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.9%
      68,000                               Prince Mineral Holding Corp., 11.5%,
                                           12/15/19 (144A)                                 $     70,210
     100,000                               Coeur Mining, Inc., 5.875%, 6/1/24 (144A)            100,000
                                                                                           ------------
                                                                                           $    170,210
-------------------------------------------------------------------------------------------------------
                                           Gold -- 0.5%
     100,000                               Kinross Gold Corp., 4.5%, 7/15/27 (144A)        $    100,000
-------------------------------------------------------------------------------------------------------
                                           Steel -- 3.3%
     100,000                               AK Steel Corp., 6.375%, 10/15/25                $     98,750
     200,000                               Big River Steel LLC, 7.25%, 9/1/25 (144A)            209,500
     100,000                               Commercial Metals Co., 5.375%, 7/15/27               104,250
     150,000                               United States Steel Corp., 6.875%, 8/15/25           152,625
      90,000                               Zekelman Industries, Inc., 9.875%,
                                           6/15/23 (144A)                                       100,800
                                                                                           ------------
                                                                                           $    665,925
                                                                                           ------------
                                           Total Materials                                 $  2,028,244
-------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 8.4%
                                           Aerospace & Defense -- 0.7%
     135,000                               Engility Corp., 8.875%, 9/1/24                  $    147,319
-------------------------------------------------------------------------------------------------------
                                           Building Products -- 1.2%
     190,000                               Builders FirstSource, Inc., 5.625%,
                                           9/1/24 (144A)                                   $    198,550
      48,000                               Standard Industries, Inc., 5.375%,
                                           11/15/24 (144A)                                       50,160
                                                                                           ------------
                                                                                           $    248,710
-------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 2.2%
      90,000                               AECOM, 5.875%, 10/15/24                         $     98,438
     193,000                               Amsted Industries, Inc., 5.375%,
                                           9/15/24 (144A)                                       200,961
     140,000                               Tutor Perini Corp., 6.875%, 5/1/25 (144A)            150,500
                                                                                           ------------
                                                                                           $    449,899
-------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 2.4%
     147,000                               CSVC Acquisition Corp., 7.75%,
                                           6/15/25 (144A)                                  $    141,488
     141,000                               JB Poindexter & Co., Inc., 9.0%,
                                           4/1/22 (144A)                                        147,698
     190,000                               Park-Ohio Industries, Inc., 6.625%, 4/15/27          202,112
                                                                                           ------------
                                                                                           $    491,298
-------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery &
                                           Heavy Trucks -- 0.8%
     145,000                               Meritor, Inc., 6.25%, 2/15/24                   $    152,612
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 0.3%
      50,000                           EnPro Industries, Inc., 5.875%,
                                       9/15/22 (144A)                                      $     52,125
-------------------------------------------------------------------------------------------------------
                                       Trading Companies & Distributors -- 0.8%
     150,000                           H&E Equipment Services, Inc., 5.625%,
                                       9/1/25 (144A)                                       $    154,875
                                                                                           ------------
                                       Total Capital Goods                                 $  1,696,838
-------------------------------------------------------------------------------------------------------
                                       COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                       Commercial Printing -- 0.0%+
      12,000                           Cenveo Corp., 6.0%, 8/1/19 (144A)                   $      9,870
                                                                                           ------------
                                       Total Commercial Services & Supplies                $      9,870
-------------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 1.5%
                                       Airlines -- 1.5%
      99,000                           DAE Funding LLC, 5.0%, 8/1/24 (144A)                $    101,228
     205,000                           Intrepid Aviation Group Holdings LLC,
                                       6.875%, 2/15/19 (144A)                                   200,131
                                                                                           ------------
                                                                                           $    301,359
                                                                                           ------------
                                       Total Transportation                                $    301,359
-------------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 2.2%
                                       Auto Parts & Equipment -- 1.7%
     150,000                           Cooper-Standard Automotive, Inc., 5.625%,
                                       11/15/26 (144A)                                     $    150,938
     191,000                           TI Group Automotive Systems LLC, 8.75%,
                                       7/15/23 (144A)                                           201,318
                                                                                           ------------
                                                                                           $    352,256
-------------------------------------------------------------------------------------------------------
                                       Automobile Manufacturers -- 0.5%
      95,000                           Dana Financing Luxembourg Sarl, 5.75%,
                                       4/15/25 (144A)                                      $     99,156
                                                                                           ------------
                                       Total Automobiles & Components                      $    451,412
-------------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 4.7%
                                       Home Furnishings -- 0.7%
     147,000                           Tempur Sealy International, Inc.,
                                       5.5%, 6/15/26                                       $    151,726
-------------------------------------------------------------------------------------------------------
                                       Homebuilding -- 4.0%
     190,000                           Beazer Homes USA, Inc., 6.75%, 3/15/25              $    199,975
     179,000                           KB Home, 7.625%, 5/15/23                                 201,822
     100,000                           Meritage Homes Corp., 5.125%,
                                       6/6/27 (144A)                                             99,625
     189,000                           Taylor Morrison Communities, Inc., 5.875%,
                                       4/15/23 (144A)                                           200,340
     100,000                           TRI Pointe Group, Inc., 5.25%, 6/1/27                    101,250
                                                                                           ------------
                                                                                           $    803,012
                                                                                           ------------
                                       Total Consumer Durables & Apparel                   $    954,738
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 19

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 4.9%
                                           Casinos & Gaming -- 3.1%
     191,000                               Eldorado Resorts, Inc., 6.0%, 4/1/25            $    202,938
     200,000                               International Game Technology Plc, 6.5%,
                                           2/15/25 (144A)                                       224,500
     182,000                               Scientific Games International, Inc.,
                                           10.0%, 12/1/22                                       202,475
                                                                                           ------------
                                                                                           $    629,913
-------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.8%
     150,000                               Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)     $    153,000
-------------------------------------------------------------------------------------------------------
                                           Specialized Consumer Services -- 1.0%
     181,000                               Prime Security Services Borrower LLC,
                                           9.25%, 5/15/23 (144A)                           $    200,005
                                                                                           ------------
                                           Total Consumer Services                         $    982,918
-------------------------------------------------------------------------------------------------------
                                           MEDIA -- 8.0%
                                           Broadcasting -- 3.2%
     194,000                               CCO Holdings LLC, 5.5%, 5/1/26 (144A)           $    202,488
     195,000                               Gray Television, Inc., 5.875%,
                                           7/15/26 (144A)                                       200,850
     147,000                               Nexstar Broadcasting, Inc., 5.625%,
                                           8/1/24 (144A)                                        152,145
     100,000                               Sinclair Television Group, Inc., 5.125%,
                                           2/15/27 (144A)                                        97,000
                                                                                           ------------
                                                                                           $    652,483
-------------------------------------------------------------------------------------------------------
                                           Cable & Satellite -- 3.6%
     200,000                               CSC Holdings LLC, 5.5%, 4/15/27 (144A)          $    208,750
      97,000                               DISH DBS Corp., 5.875%, 11/15/24                     104,639
     190,000                               Sirius XM Radio, Inc., 5.375%,
                                           7/15/26 (144A)                                       199,500
     196,000                               Videotron, Ltd., 5.125%, 4/15/27 (144A)              201,880
                                                                                           ------------
                                                                                           $    714,769
-------------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 1.2%
     100,000                               AMC Entertainment Holdings, Inc.,
                                           6.125%, 5/15/27                                 $     93,625
     150,000                               Netflix, Inc., 4.375% 11/15/26                       146,250
                                                                                           ------------
                                                                                           $    239,875
                                                                                           ------------
                                           Total Media                                     $  1,607,127
-------------------------------------------------------------------------------------------------------
                                           RETAILING -- 1.1%
                                           Specialty Stores -- 0.6%
      59,000                               PetSmart, Inc., 7.125%, 3/15/23 (144A)          $     48,085
      75,000                               PetSmart, Inc., 5.875%, 6/1/25 (144A)                 66,938
                                                                                           ------------
                                                                                           $    115,023
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           Automotive Retail -- 0.5%
     100,000                               Penske Automotive Group, Inc.,
                                           3.75%, 8/15/20                                  $    101,990
                                                                                           ------------
                                           Total Retailing                                 $    217,013
-------------------------------------------------------------------------------------------------------
                                           FOOD, BEVERAGE & TOBACCO -- 1.0%
                                           Packaged Foods & Meats -- 0.5%
     100,000                               Post Holdings, Inc., 5.0%, 8/15/26 (144A)       $    100,000
-------------------------------------------------------------------------------------------------------
                                           Tobacco -- 0.5%
      98,000                               Alliance One International, Inc.,
                                           8.5%, 4/15/21                                   $    102,165
                                                                                           ------------
                                           Total Food, Beverage & Tobacco                  $    202,165
-------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                           Personal Products -- 0.5%
     125,000                               Revlon Consumer Products Corp.,
                                           6.25%, 8/1/24                                   $    100,929
                                                                                           ------------
                                           Total Household & Personal Products             $    100,929
-------------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 6.5%
                                           Health Care Services -- 1.4%
     100,000                               BioScrip, Inc., 8.875%, 2/15/21                 $     91,000
     198,000                               Universal Hospital Services, Inc.,
                                           7.625%, 8/15/20                                      200,970
                                                                                           ------------
                                                                                           $    291,970
-------------------------------------------------------------------------------------------------------
                                           Health Care Facilities -- 3.8%
      55,000                               CHS, 6.25%, 3/31/23                             $     55,412
     100,000                               CHS, Inc., 8.0%, 11/15/19                             99,125
     142,000                               HCA, Inc., 5.375%, 2/1/25                            149,810
     164,000                               Kindred Healthcare, Inc., 6.375%, 4/15/22            149,240
     100,000                               LifePoint Health, Inc., 5.375%, 5/1/24               103,500
     189,000                               RegionalCare Hospital Partners Holdings,
                                           Inc., 8.25%, 5/1/23 (144A)                           200,576
                                                                                           ------------
                                                                                           $    757,663
-------------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 1.3%
      95,000                               Molina Healthcare, Inc., 5.375%, 11/15/22       $     99,038
     150,000                               WellCare Health Plans, Inc., 5.25%, 4/1/25           157,125
                                                                                           ------------
                                                                                           $    256,163
                                                                                           ------------
                                           Total Health Care Equipment & Services          $  1,305,796
-------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS, BIOTECHNOLOGY &
                                           LIFE SCIENCES -- 3.3%
                                           Pharmaceuticals -- 3.3%
      80,000                               Endo Finance LLC, 5.375%, 1/15/23 (144A)        $     67,000
     200,000                               Horizon Pharma, Inc., 6.625%, 5/1/23                 194,000

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 21

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- (continued)
     231,000                               Valeant Pharmaceuticals International, Inc.,
                                           5.875%, 5/15/23 (144A)                          $    196,928
      95,000                               Valeant Pharmaceuticals International, Inc.,
                                           6.5%, 3/15/22 (144A)                                  99,631
     100,000                               West Street Merger Sub, Inc., 6.375%,
                                           9/1/25 (144A)                                         99,625
                                                                                           ------------
                                                                                           $    657,184
                                                                                           ------------
                                           Total Pharmaceuticals, Biotechnology &
                                           Life Sciences                                   $    657,184
-------------------------------------------------------------------------------------------------------
                                           BANKS -- 3.5%
                                           Diversified Banks -- 2.5%
      40,000         5.90    3M LIBOR +    Citigroup, Inc., Floating Rate
                             423 bps       Note (Perpetual)                                $     43,100
     200,000         6.50    USSW5 +       ING Groep NV, Floating Rate
                             444.6 bps     Note, 12/29/49                                       214,160
     227,000         8.62    USSW5 +       Royal Bank of Scotland Group Plc, Floating
                             759.8 bps     Rate Note (Perpetual)                                251,402
                                                                                           ------------
                                                                                           $    508,662
-------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 1.0%
     196,000                               Provident Funding Associates LP, 6.375%,
                                           6/15/25 (144A)                                  $    202,860
                                                                                           ------------
                                           Total Banks                                     $    711,522
-------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 2.0%
                                           Specialized Finance -- 1.0%
      45,000                               Cantor Fitzgerald LP, 7.875%,
                                           10/15/19 (144A)                                 $     49,326
     150,000                               Nationstar Mortgage LLC, 6.5%, 7/1/21                153,054
                                                                                           ------------
                                                                                           $    202,380
-------------------------------------------------------------------------------------------------------
                                           Consumer Finance -- 1.0%
     195,000                               Ally Financial, Inc., 4.625%, 3/30/25           $    203,288
                                                                                           ------------
                                           Total Diversified Financials                    $    405,668
-------------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.2%
                                           Specialized REIT -- 0.2%
      36,000                               Uniti Group LP, 6.0%, 4/15/23 (144A)            $     36,090
                                                                                           ------------
                                           Total Real Estate                               $     36,090
-------------------------------------------------------------------------------------------------------
                                           SOFTWARE & SERVICES -- 6.0%
                                           Internet Software & Services -- 1.0%
     200,000                               Cimpress NV, 7.0%, 4/1/22 (144A)                $    207,250
-------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- 2.5%
     141,000                               Iron Mountain US Holdings, Inc., 5.375%,
                                           6/1/26 (144A)                                   $    148,755

The accompanying notes are an integral part of these financial statements.

22 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           IT Consulting & Other Services -- (continued)
     146,000                               j2 Cloud Services LLC, 6.0%,
                                           7/15/25 (144A)                                  $    150,562
     187,000                               Rackspace, 8.625%, 11/15/24                          198,454
                                                                                           ------------
                                                                                           $    497,771
-------------------------------------------------------------------------------------------------------
                                           Data Processing & Outsourced Services -- 2.5%
     192,000                               Alliance Data Systems Company,
                                           5.875, 11/1/21                                  $    197,280
     195,000                               Cardtronics, Inc., 5.5%, 5/1/25 (144A)               199,510
      94,000                               First Data Corp., 7.0%, 12/1/23 (144A)               101,285
                                                                                           ------------
                                                                                           $    498,075
                                                                                           ------------
                                           Total Software & Services                       $  1,203,096
-------------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 3.9%
                                           Communications Equipment -- 2.2%
     100,000                               Avaya, Inc., 4/1/19 (144A) (c)                  $     84,250
     138,000                               CommScope Technologies LLC, 6.0%,
                                           6/15/25 (144A)                                       146,625
     195,000                               Plantronics, Inc., 5.5%, 5/31/23 (144A)              201,825
                                                                                           ------------
                                                                                           $    432,700
-------------------------------------------------------------------------------------------------------
                                           Computer Hardware Storage & Peripherals -- 1.7%
     136,000                               Dell, Inc., 7.1%, 4/15/28                       $    149,600
     184,000                               Diebold Nixdorf, Inc., 8.5%, 4/15/24                 201,132
                                                                                           ------------
                                                                                           $    350,732
                                                                                           ------------
                                           Total Technology Hardware & Equipment           $    783,432
-------------------------------------------------------------------------------------------------------
                                           TELECOMMUNICATION SERVICES -- 7.4%
                                           Integrated Telecommunication Services -- 4.1%
     150,000                               CenturyLink, Inc., 6.45%, 6/15/21               $    156,938
     200,000                               Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)          198,000
     107,000                               Frontier Communications Corp.,
                                           9.25%, 7/1/21                                         98,172
     140,000                               GCI, Inc., 6.875%, 4/15/25                           149,800
     200,000                               SFR Group SA, 7.375%, 5/1/26 (144A)                  216,004
                                                                                           ------------
                                                                                           $    818,914
-------------------------------------------------------------------------------------------------------
                                           Wireless Telecommunication Services -- 3.3%
     200,000                               Altice Financing SA, 7.5%, 5/15/26 (144A)       $    219,040
     185,000                               Sprint Corp., 7.125%, 6/15/24                        203,500
      92,000                               Sprint Corp., 7.25%, 9/15/21                         101,430
     141,000                               T-Mobile USA, Inc., 6.625%, 4/1/23                   148,579
                                                                                           ------------
                                                                                           $    672,549
                                                                                           ------------
                                           Total Telecommunication Services                $  1,491,463
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 23

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 4.9%
                                           Electric Utilities -- 0.7%
     150,000                               AES Corp. Virginia, 5.125%, 9/1/27              $    152,625
-------------------------------------------------------------------------------------------------------
                                           Gas Utilities -- 1.1%
     206,000                               DCP Midstream Operating LP, 5.6%, 4/1/44        $    191,580
      35,000                               Ferrellgas Partners LP, 8.625%, 6/15/20               31,675
                                                                                           ------------
                                                                                           $    223,255
-------------------------------------------------------------------------------------------------------
                                           Independent Power Producers &
                                           Energy Traders -- 3.1%
     216,000                               Calpine Corp., 5.75%, 1/15/25                   $    198,115
      18,000                               Dynegy, Inc., 8.0%, 1/15/25 (144A)                    18,518
      35,000                               Dynegy, Inc., 8.125%, 1/30/26 (144A)                  36,138
     145,000                               NRG Energy, Inc., 6.25%, 5/1/24                      150,075
     168,734                               NSG Holdings LLC, 7.75%, 12/15/25 (144A)             181,810
      36,000                               TerraForm Power Operating LLC, 6.625%,
                                           6/15/25 (Step) (144A)                                 38,160
                                                                                           ------------
                                                                                           $    622,816
                                                                                           ------------
                                           Total Utilities                                 $    998,696
-------------------------------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost $18,984,788)                              $ 18,919,840
-------------------------------------------------------------------------------------------------------
                                           SENIOR FLOATING RATE LOAN
                                           INTERESTS -- 3.7%**
                                           CAPITAL GOODS -- 1.4%
                                           Aerospace & Defense -- 0.5%
      24,875         3.99    LIBOR +       DigitalGlobe, Inc., Term Loan,
                             275 bps       12/22/23                                        $     24,880
      75,000         2.75    LIBOR +       MacDonald, Dettwiler and Associates, Ltd.,
                             275 bps       Term Loan B, 7/6/24                                   74,794
                                                                                           ------------
                                                                                           $     99,674
-------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.9%
     174,871         4.26    LIBOR +       Filtration Group, Inc., Term Loan
                             300 bps       (First Lien), 11/21/20                          $    176,237
                                                                                           ------------
                                           Total Capital Goods                             $    275,911
-------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.1%
                                           Specialized Consumer Services -- 0.1%
      24,873         6.05    LIBOR +       GCA Merger Sub, Inc., Term
                             475 bps/      Loan (First Lien),
                             Prime +       2/22/23
                             375 bps                                                       $     25,137
                                                                                           ------------
                                           Total Consumer Services                         $     25,137
-------------------------------------------------------------------------------------------------------
                                           MEDIA -- 1.6%
                                           Broadcasting -- 1.6%
      99,875         4.49    LIBOR +       A-L Parent LLC, Initial Term Loan
                             325 bps       (First Lien), 11/18/23                          $    100,624

The accompanying notes are an integral part of these financial statements.

24 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------------------
                Effective    Reference
   Principal    Interest     Index +
  Amount ($)    Rate (a)     Spread (b)                                                    Value
-------------------------------------------------------------------------------------------------------
                                           Broadcasting -- (continued)
     199,862         4.74    LIBOR +       CBS Radio, Inc., Term B Loan, 10/7/23           $    201,527
                             350 bps
      23,549         4.49    LIBOR +       Hubbard Radio LLC, Term Loan, 5/12/22                 23,608
                             325 bps
                                                                                           ------------
                                                                                           $    325,759
                                                                                           ------------
                                           Total Media                                     $    325,759
-------------------------------------------------------------------------------------------------------
                                           HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                           Personal Products -- 0.5%
      99,937         4.74    LIBOR +       Revlon Consumer Products Corp., Initial
                             350 bps       Term B Loan, 7/22/23                            $     90,211
                                                                                           ------------
                                           Total Household & Personal Products             $     90,211
-------------------------------------------------------------------------------------------------------
                                           UTILITIES -- 0.1%
                                           Independent Power Producers &
                                           Energy Traders -- 0.1%
      24,522         5.80    LIBOR +       TerraForm AP Acquisition Holdings LLC, Term
                             425 bps       Loan, 6/26/22                                   $     25,074
                                                                                           ------------
                                           Total Utilities                                 $     25,074
-------------------------------------------------------------------------------------------------------
                                           TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                           (Cost $744,777)                                 $    742,092
-------------------------------------------------------------------------------------------------------
                                           TOTAL INVESTMENT IN UNAFFILIATED
                                           ISSUERS -- 100.4%
                                           (Cost $20,320,174)                              $ 20,260,432
-------------------------------------------------------------------------------------------------------
                                           OTHER ASSETS & LIABILITIES -- (0.4)%            $    (71,113)
-------------------------------------------------------------------------------------------------------
                                           NET ASSETS -- 100.0%                            $ 20,189,319
=======================================================================================================

+           Amount rounds to less than 0.1%.

(Perpetual) Security with no stated maturity date.

LIBOR       London-Interbank Offer Rate.

PRIME       U.S. Federal Funds Rate.

BPS         Basis Point.

USSW5       USD Swap Semi Annual 30/360 5Yr.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At August 31, 2017, the value of these securities amounted to $10,655,571 or 52.8% of net assets.

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 25

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major U.S. banks,
            (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(b)         Floating rate note. Reference index and spread shown at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the period ended August 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                              Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                     $         --           $        --
Other Long-Term Securities                    $ 25,425,909           $ 5,140,160

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the Adviser) serves as investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the period ended August 31, 2017 the Fund did not engage in cross trade activity.

At August 31, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $20,321,408 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                                 $     97,252
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value                                               (158,228)
                                                                                           ------------
     Net unrealized depreciation                                                           $    (60,976)
                                                                                           ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of August 31, 2017, in valuing the Fund's investments:

-------------------------------------------------------------------------------------------------------
                                                       Level 1     Level 2      Level 3     Total
-------------------------------------------------------------------------------------------------------
Convertible Corporate Bonds                            $      --   $   245,962  $       --  $   245,962
Convertible Preferred Stocks                             352,538            --          --      352,538
Corporate Bonds                                               --    18,919,840          --   18,919,840
Senior Floating Rate Loan Interests                           --       742,092          --      742,092
-------------------------------------------------------------------------------------------------------
Total                                                  $ 352,538   $19,907,894  $       --  $20,260,432
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Statement of Assets and Liabilities | 8/31/17

ASSETS:
  Investment in unaffiliated issuers at value (cost $20,320,174)     $20,260,432
  Receivables --
     Investment securities sold                                          319,567
     Interest                                                            309,800
     Dividends                                                             2,813
  Due from the Adviser                                                    22,125
  Other assets                                                             4,738
---------------------------------------------------------------------------------
         Total assets                                                $20,919,475
=================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $   580,219
     Trustee fees                                                          1,236
     Audit expense payable                                                45,116
  Due to custodian                                                        86,275
  Due to affiliates
     Adviser expense payable                                               3,077
     Other due to affiliates                                               1,483
  Accrued expenses                                                        12,750
---------------------------------------------------------------------------------
         Total liabilities                                           $   730,156
=================================================================================
NET ASSETS:
  Paid-in capital                                                    $20,178,961
  Undistributed net investment income                                      9,613
  Net realized gain on investments                                        60,487
  Net unrealized depreciation on investments                             (59,742)
---------------------------------------------------------------------------------
         Net assets                                                  $20,189,319
=================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $8,076,437/790,327 shares)                       $     10.22
  Class C (based on $4,031,824/394,858 shares)                       $     10.21
  Class Y (based on $8,081,058/790,714 shares)                       $     10.22
MAXIMUM OFFERING PRICE:
  Class A ($10.22/ 95.5%)                                            $     10.70
=================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 27

Statement of Operations

For the period from 1/3/17 (Commencement of Operations) to 8/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                          $228,198
  Dividends from unaffiliated issuers                            4,663
-----------------------------------------------------------------------------------
          Total investment income                                       $  232,861
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $ 25,855
  Distribution fees
     Class A                                                     4,310
     Class C                                                     8,604
  Shareholder communication expense                                276
  Administrative expense                                         5,356
  Custodian fees                                                 5,036
  Registration fees                                              5,408
  Professional fees                                             75,019
  Printing expense                                              27,199
  Fees and expenses of nonaffiliated Trustees                    4,739
  Miscellaneous                                                  7,129
-----------------------------------------------------------------------------------
     Total expenses                                                     $  168,931
     Less fees waived and expenses reimbursed by the Adviser            $ (123,457)
     Net expenses                                                       $   45,474
-----------------------------------------------------------------------------------
          Net investment income                                         $  187,387
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  Net realized gain (loss) on:
     Investments from unaffiliated issuers                              $   61,674
-----------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on:
     Investments from unaffiliated issuers                              $  (59,742)
-----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                $    1,932
-----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                  $  189,319
===================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Statement of Changes in Net Assets

-----------------------------------------------------------------------------------
                                                                      1/3/17 (a)
                                                                      to 8/31/17
-----------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                 $    187,387
Net realized gain (loss) on investments                                     61,674
Net unrealized appreciation (depreciation) on investments                  (59,742)
-----------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                             $    189,319
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.28 per share)                                       $    (73,903)
      Class C ($0.23 per share)                                            (30,917)
      Class Y ($0.29 per share)                                            (77,862)
-----------------------------------------------------------------------------------
         Total distributions to shareowners                           $   (182,682)
-----------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)
Net proceeds from sale of shares                                      $ 20,000,000
Reinvestment of distributions                                              182,682
Cost of shares repurchased                                                      --
-----------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                           $ 20,182,682
-----------------------------------------------------------------------------------
      Net increase in net assets                                      $ 20,189,319
NET ASSETS:
Beginning of period                                                   $         --
-----------------------------------------------------------------------------------
End of period                                                         $ 20,189,319
-----------------------------------------------------------------------------------
Undistributed net investment income                                   $      9,613
===================================================================================

(a)  Class A, Class C and Class Y shares commenced operations on January 3,
     2017.

(b) At August 31, 2017 the Adviser owned 100.0% of the value of the outstanding shares of Pioneer U.S. Corporate High Yield Fund.

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 29

-----------------------------------------------------------------------------------
                                                     1/3/17 to          1/3/17 to
                                                     8/31/17            8/31/17
                                                     Shares             Amount
-----------------------------------------------------------------------------------
Class A*
Shares sold                                          783,090            $8,000,000
Reinvestment of distributions                          7,237                73,903
Less shares repurchased                                   --                    --
-----------------------------------------------------------------------------------
      Net increase                                   790,327            $8,073,903
===================================================================================
Class C*
Shares sold                                          391,829            $4,000,000
Reinvestment of distributions                          3,030                30,917
Less shares repurchased                                   --                    --
-----------------------------------------------------------------------------------
      Net increase                                   394,859            $4,030,917
===================================================================================
Class Y*
Shares sold                                          783,090            $8,000,000
Reinvestment of distributions                          7,624                77,862
Less shares repurchased                                   --                    --
-----------------------------------------------------------------------------------
      Net increase                                   790,714            $8,077,862
===================================================================================

* Class A, Class C and Class Y shares commenced operations on January 3, 2017.

The accompanying notes are an integral part of these financial statements.

30 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Financial Highlights

-------------------------------------------------------------------------------------------
                                                                                1/3/17 to
                                                                                8/31/17
-------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $ 10.00
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                 $  0.29(a)
   Net realized and unrealized gain (loss) on investments                          0.21
-------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $  0.50
-------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                        $ (0.28)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.22
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.22
===========================================================================================
Total return*                                                                      5.00%***
Ratio of net expenses to average net assets                                        1.02%**
Ratio of net investment income (loss) to average net assets                        4.40%**
Portfolio turnover rate                                                             113%**
Net assets, end of period (in thousands)                                        $ 8,076
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                            3.89%**
   Net investment income (loss) to average net assets                              1.53%**
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 31

-------------------------------------------------------------------------------------------
                                                                                1/3/17 to
                                                                                8/31/17
-------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $ 10.00
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                 $  0.24(a)
   Net realized and unrealized gain (loss) on investments                          0.20
-------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $  0.44
-------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                        $ (0.23)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.21
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.21
===========================================================================================
Total return*                                                                      4.44%***
Ratio of net expenses to average net assets                                        1.75%**
Ratio of net investment income (loss) to average net assets                        3.67%**
Portfolio turnover rate                                                             113%**
Net assets, end of period (in thousands)                                        $ 4,032
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                            4.63%**
   Net investment income (loss) to average net assets                              0.79%**
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

-------------------------------------------------------------------------------------------
                                                                                1/3/17 to
                                                                                8/31/17
-------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $ 10.00
-------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                                 $  0.31(a)
   Net realized and unrealized gain (loss) on investments                          0.20
-------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                              $  0.51
-------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                                        $ (0.29)
-------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  0.22
-------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.22
===========================================================================================
Total return*                                                                      5.14%***
Ratio of net expenses to average net assets                                        0.75%**
Ratio of net investment income (loss) to average net assets                        4.67%**
Portfolio turnover rate                                                             113%**
Net assets, end of period (in thousands)                                        $ 8,081
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                            3.63%**
   Net investment income (loss) to average net assets                              1.79%**
===========================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 33

Notes to Financial Statements | 8/31/17

1. Organization and Significant Accounting Policies

Pioneer U.S. Corporate High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offered three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on January 3, 2017. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

34 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. Financial statements with a period end date on or after August 1, 2017 are required to be in compliance with the amendments to Regulation S-X. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 35 is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

36 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

     At August 31, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 37 for temporary differences. At August 31, 2017, the Fund reclassified $4,908 to increase undistributed net investment income and $1,187, to decrease accumulated net realized gain on investments and $3,721 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     The tax character of distributions during the period ended August 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                   $182,682
     ---------------------------------------------------------------------------
          Total                                                        $182,682
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                     $ 71,334
     Net unrealized depreciation                                        (60,976)
     ---------------------------------------------------------------------------
          Total                                                        $ 10,358
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned no underwriting commissions on the sale of Class A shares during the period ended August 31, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions

38 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 39

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% on assets over $1 billion. For the period ended August 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended August 31, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,077 in management fees, administrative costs and certain other reimbursements payable to the Adviser at August 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the period ended August 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                $     266
Class C                                                                        5
Class Y                                                                        5
--------------------------------------------------------------------------------
  Total                                                                $     276
================================================================================

40 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,483 in distribution fees payable to the Distributor August 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the period ended August 31, 2017 no CDSCs were paid to the Distributor.

5. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obligated to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of August 31, 2017, the Fund had the following unfunded loan commitment outstanding:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                   Shares        Cost           Value          Depreciation
--------------------------------------------------------------------------------
Staples, Inc.,
 Bridge Loan           10,000        $10,000        $10,000        $    --
--------------------------------------------------------------------------------
Total                                $10,000        $10,000        $    --
================================================================================

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 41

6. Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust V, as noted below) follows:

--------------------------------------------------------------------------------
                          For           Against    Abstain     Broker Non-Votes
--------------------------------------------------------------------------------
Proposal 1 - To approve   501,904.416   0.000      0.000       0.000
an New Management
Agreement with
the Adviser

--------------------------------------------------------------------------------
                                           For                     Withhold
--------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
--------------------------------------------------------------------------------
David R. Bock                              52,906,413.845          1,033,842.093
--------------------------------------------------------------------------------
Benjamin M. Friedman                       52,887,736.342          1,052,519.596
--------------------------------------------------------------------------------
Margaret B.W. Graham                       52,932,507.056          1,007,748.882
--------------------------------------------------------------------------------
Lisa M. Jones                              52,966,747.756            973,508.182
--------------------------------------------------------------------------------
Lorraine H. Monchak                        52,946,675.492            993,580.446
--------------------------------------------------------------------------------
Thomas J. Perna                            52,911,994.971          1,028,260.967
--------------------------------------------------------------------------------
Marguerite A. Piret                        52,949,595.338            990,660.600
--------------------------------------------------------------------------------
Fred J. Ricciardi                          52,895,139.856          1,045,116.082
--------------------------------------------------------------------------------
Kenneth J. Taubes                          52,940,075.518          1,000,180.420
--------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     V. Results reported above reflect the combined votes of all series of the Trust.

42 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust V and the Shareholders of Pioneer U.S. Corporate High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer U.S. Corporate High Yield Fund (the "Fund"), one of the funds constituting Pioneer Series Trust V (the "Trust"), including the schedule of investments, as of August 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the period from January 3, 2017 (commencement of operations) to August 31, 2017. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer U.S. Corporate High Yield Fund at August 31, 2017, the results of its operations, the changes in its net assets and the financial highlights for the for the period from January 3, 2017 (commencement of operations) to August 31, 2017, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
October 27, 2017

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 43

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 84.69%.

44 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Approval of New and Interim Management Agreements

Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), formerly Pioneer Investment Management, Inc., serves as the investment adviser to Pioneer U.S. Corporate High Yield Fund (the Fund) pursuant to an investment management agreement between Amundi Pioneer and the Fund.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world (the "Transaction"). As a result of the Transaction, Amundi Pioneer became an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A. ("PGAM"), a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit").

Under the Investment Company Act of 1940, the Fund's current investment management agreement (the "Current Management Agreement") terminated automatically upon the consummation of the Transaction. In order for Amundi Pioneer to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment management agreement for the Fund (the "New Management Agreement"). As discussed below, the Board of Trustees of the Fund approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement was approved by the shareholders of the Fund at a meeting held on June 13, 2017. The Board of Trustees of the Fund also approved an interim investment management agreement between Amundi Pioneer and the Fund (the "Interim Management Agreement") at the March 6-7, 2017 meeting. The Interim Management Agreement would have taken effect upon the closing of the Transaction in the event that the shareholders of the Fund did not approve the New Management Agreement.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Fund. In connection with their evaluation of the Transaction and the New Management Agreement for the Fund, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Fund and its shareholders; (c) the post-Transaction plans for Amundi Pioneer, including Amundi's plans for integration of Pioneer Investments and Amundi Pioneer with its existing asset management businesses and plans for the future development of Amundi Pioneer; (d) the effect of the Transaction on the ongoing services provided to the Fund, including the need to select a

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 45 new independent registered public accounting firm for the Fund, and any plans to modify the operations of the Fund; (e) the stability and continuity of Amundi Pioneer's management and key employees, including compensation and benefits to Amundi Pioneer's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of Amundi Pioneer; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of Amundi Pioneer in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Fund: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund; (iii) the Fund's management fees and total expense ratios, the financial statements of Amundi Pioneer and its pre- and post-Transaction parent companies, profitability analyses from Amundi Pioneer, and analyses from Amundi Pioneer as to possible economies of scale;
(iv) the profitability of the institutional business of Amundi Pioneer and Amundi Pioneer's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("Amundi Pioneer Institutional") as compared to that of Amundi Pioneer's fund management business; and (v) the differences between the fees and expenses of the Fund and the fees and expenses of Amundi Pioneer's and Amundi Pioneer Institutional's institutional accounts, as well as the different services provided by Adviser to the Fund and by Amundi Pioneer and Amundi Pioneer Institutional to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Fund's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Fund in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings,

46 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with Amundi Pioneer; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of Amundi Pioneer; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of Amundi Pioneer; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of Amundi Pioneer and Amundi Pioneer Institutional, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer with respect to the Fund as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which Amundi Pioneer could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by Amundi Pioneer would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Fund's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 47

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from Amundi Pioneer the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by Amundi Pioneer and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Fund. In considering the New Management Agreement for the Fund, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Fund.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi Pioneer to the Fund and that are expected to be provided by Amundi Pioneer to the Fund following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed Amundi Pioneer's investment approach for the Fund and its research process. The Trustees considered the resources of Amundi Pioneer and the personnel of Amundi Pioneer who provide investment management services to the Fund. They also reviewed the amount of non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi Pioneer's senior management to the Pioneer Fund complex.

The Trustees considered that Amundi Pioneer supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations and that Amundi Pioneer would continue to provide those investment management and research services and resources to the Fund following the consummation of the Transaction. The Trustees also considered that, as administrator, Amundi

48 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Pioneer would continue to be responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees to be paid to Amundi Pioneer for the provision of administration services.

The Trustees considered that Deloitte & Touche LLP informed the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction and, accordingly, that it would be necessary for the Board to engage a new independent registered public accounting firm for the Fund.

The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that Amundi Pioneer may have access to additional research and portfolio management capabilities as a result of the Transaction and that Amundi Pioneer, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of Amundi Pioneer. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Fund and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of Amundi Pioneer to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of Amundi Pioneer as a direct result of the Transaction, or the risk management, legal or compliance services provided by Amundi Pioneer, with respect to the Fund. They further considered the current incentive arrangements for key personnel of Amundi Pioneer that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Fund and its shareholders that are expected to be provided by Amundi Pioneer after the closing of the Transaction.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 49

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that Amundi Pioneer would continue to provide to the Fund under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by Amundi Pioneer and information comparing the Fund's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Fund's benchmark index. They also discussed the Fund's performance with Amundi Pioneer on a regular basis.

The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Fund are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees noted that comparative information as of September 30, 2016 was not available for this Fund as the Fund commenced operations on January 1, 2017. In initially approving the Fund's management fee, the Trustees considered that the Fund's management fee would fall approximately in the third quintile relative to the management fees paid by funds in the Morningstar High Yield category. The Trustees noted that Amundi Pioneer had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the expense ratio for the Fund's Class A shares would fall approximately in the

50 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 third quintile relative to funds in the Morningstar High Yield category. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the expense ratio for the Fund's Class Y shares would fall approximately in the third quintile relative to funds in the Morningstar High Yield category.

The Trustees reviewed management fees charged by Amundi Pioneer and Amundi Pioneer Institutional to institutional and other clients, including publicly offered European funds sponsored by Amundi Pioneer's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi Pioneer's costs in providing services to the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi Pioneer's and Amundi Pioneer Institutional's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under both the Current Management Agreement and the New Management Agreement, Amundi Pioneer would perform additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different risks associated with Amundi Pioneer's management of the Fund and Amundi Pioneer's and Amundi Pioneer Institutional's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to Amundi Pioneer was reasonable in relation to the nature and quality of the services to be provided by Amundi Pioneer.

Profitability

The Trustees considered information provided by Amundi Pioneer regarding the profitability of Amundi Pioneer with respect to the advisory services provided by Amundi Pioneer to the Fund, including the methodology used by Amundi Pioneer in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi Pioneer's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi Pioneer and Amundi Pioneer Institutional from non-fund businesses. The Trustees considered Amundi Pioneer's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 51 profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi Pioneer's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi Pioneer's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi Pioneer in research and analytical capabilities and Amundi Pioneer's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi Pioneer enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the Current Management Agreement or the New Management Agreement, for services provided by Amundi Pioneer and its affiliates. The Trustees further considered the revenues and profitability of Amundi Pioneer's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi Pioneer and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, Amundi Pioneer will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for Amundi Pioneer, Amundi Pioneer Institutional and Amundi that derive from Amundi Pioneer's relationships with the Fund, including Amundi's ability to market the services of Amundi Pioneer globally. The Trustees noted that Amundi Pioneer may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of Amundi Pioneer. The Trustees considered that Amundi Pioneer and the Fund are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect

52 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi Pioneer as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 53

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

54 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position    Term of Office and                                                     Other Directorships
Held With the Fund        Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)      Trustee since 2016.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board     Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee               successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                          elected or earlier     Inc. (technology products for securities        processing provider for financial
                          retirement or removal. lending industry); and Senior Executive Vice    services industry) (2009 -
                                                 President, The Bank of New York (financial and  present); Director, Quadriserv,
                                                 securities services) (1986 - 2004)              Inc. (2005 - 2013); and
                                                                                                 Commissioner, New Jersey State
                                                                                                 Civil Service Commission (2011 -
                                                                                                 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)        Trustee since 2016.    Managing Partner, Federal City Capital Advisors Director of New York Mortgage
Trustee                   Serves until a         (corporate advisory services company) (1997 -   Trust (publicly-traded mortgage
                          successor trustee is   2004 and 2008 - present); Interim Chief         REIT) (2004 - 2009, 2012 -
                          elected or earlier     Executive Officer, Oxford Analytica, Inc.       present); Director of The Swiss
                          retirement or removal. (privately held research and consulting         Helvetia Fund, Inc. (closed-end
                                                 company) (2010); Executive Vice President and   fund) (2010 - present); Director
                                                 Chief Financial Officer, I-trax, Inc. (publicly of Oxford Analytica, Inc. (2008 -
                                                 traded health care services company) (2004 -    present); and Director of
                                                 2007); and Executive Vice President and Chief   Enterprise Community Investment,
                                                 Financial Officer, Pedestal Inc.                Inc. (privately-held affordable
                                                 (internet-based mortgage trading company) (2000 housing finance company) (1985 -
                                                 - 2002); Private Consultant (1995 - 1997);      2010)
                                                 Managing Director, Lehman Brothers (1992 -
                                                 1995); Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73) Trustee since 2016.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                   Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and Mellon
                          successor trustee is                                                   Institutional Funds Master
                          elected or earlier                                                     Portfolio (oversaw 17 portfolios
                          retirement or removal.                                                 in fund complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70) Trustee since 2016.    Founding Director, Vice-President and Corporate None
Trustee                   Serves until a         Secretary, The Winthrop Group, Inc. (consulting
                          successor trustee is   firm) (1982 - present); Desautels Faculty of
                          elected or earlier     Management, McGill University (1999 - present);
                          retirement or removal. and Manager of Research Operations and
                                                 Organizational Learning, Xerox PARC, Xerox's
                                                 advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 55

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61) Trustee since 2017.     Chief Investment Officer, 1199 SEIU Funds       None
Trustee                  (Advisory Trustee from  (healthcare workers union pension funds) (2001
                         2014 - 2017). Serves    - present); Vice President - International
                         until a successor       Investments Group, American International
                         trustee is elected or   Group, Inc. (insurance company) (1993 - 2001);
                         earlier retirement or   Vice President, Corporate Finance and Treasury
                         removal.                Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                 1993); Vice President - Asset/Liability
                                                 Management Group, Federal Farm Funding
                                                 Corporation (government-sponsored issuer of
                                                 debt securities) (1988 - 1990); Mortgage
                                                 Strategies Group, Shearson Lehman Hutton, Inc.
                                                 (investment bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel Burnham Lambert, Ltd.
                                                 (investment bank) (1986 - 1987)

------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69) Trustee since 2016.     President and Chief Executive Officer, Newbury  Director of New America High
Trustee                  Serves until a          Piret Company (investment banking firm) (1981 - Income Fund, Inc. (closed-end
                         successor trustee is    present)                                        investment company) (2004 -
                         elected or earlier                                                      present); and Member, Board of
                         retirement or removal.                                                  Governors, Investment Company
                                                                                                 Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)   Trustee since 2014.     Consultant (investment company services) (2012  None
Trustee                  Serves until a          - present); Executive Vice President, BNY
                         successor trustee is    Mellon (financial and investment company
                         elected or earlier      services) (1969 - 2012); Director, BNY
                         retirement or removal.  International Financing Corp. (financial services) (2002 - 2012); Director, Mellon
                                                 Overseas Investment Corp. (financial services)
                                                 (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

56 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*      Trustee since 2017.     Chair, Director, CEO and President of Amundi    None
Trustee, President and   Serves until a          Pioneer Asset Management USA, Inc. (since
Chief Executive Officer  successor trustee is    September 2014); Chair, Director and CEO of
                         elected or earlier      Amundi Pioneer Asset Management, Inc. (since
                         retirement or removal   September 2014); Chair, Director and CEO of
                                                 Amundi Pioneer Distributor, Inc. (since
                                                 September 2014); Chair, Director, CEO and
                                                 President of Amundi Pioneer Institutional Asset
                                                 Management, Inc. (since September 2014);
                                                 Managing Director, Morgan Stanley Investment
                                                 Management (2010 - 2013); Director of
                                                 Institutional Business, CEO of International,
                                                 Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*  Trustee since 2014.     Director and Executive Vice President (since    None
Trustee                  Serves until a          2008) and Chief Investment Officer, U.S. (since
                         successor trustee is    2010) of Amundi Pioneer Asset Management USA,
                         elected or earlier      Inc.; Executive Vice President and Chief
                         retirement or removal   Investment Officer, U.S. of Amundi Pioneer
                                                 (since 2008); Executive Vice President of
                                                 Amundi Pioneer Institutional Asset Management,
                                                 Inc. (since 2009); Portfolio Manager of Amundi
                                                 Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 57

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley    Since 2016. Serves at   Vice President and Associate General Counsel of None
(52)                     the discretion of the   Amundi Pioneer since January 2008; Secretary
Secretary and            Board                   and Chief Legal Officer of all of the Pioneer
Chief Legal Officer                              Funds since June 2010; Assistant Secretary of
                                                 all of the Pioneer Funds from September 2003 to
                                                 May 2010; Vice President and Senior Counsel of
                                                 Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)   Since 2016. Serves at   Fund Governance Director of Amundi Pioneer      None
Assistant Secretary      the discretion of the   since December 2006 and Assistant Secretary of
                         Board                   all the Pioneer Funds since June 2010; Manager
                                                 - Fund Governance of Amundi Pioneer from
                                                 December 2003 to November 2006; and Senior
                                                 Paralegal of Amundi Pioneer from January 2000
                                                 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)        Since 2016. Serves at   Senior Counsel of Amundi Pioneer since May 2013 None
Assistant Secretary      the discretion of the   and Assistant Secretary of all the Pioneer
                         Board                   Funds since June 2010; Counsel of Amundi
                                                 Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)     Since 2016. Serves at   Vice President - Fund Treasury of Amundi        None
Treasurer and            the discretion of the   Pioneer; Treasurer of all of the Pioneer Funds
Chief Financial and      Board                   since March 2008; Deputy Treasurer of Amundi
Accounting Officer                               Pioneer from March 2004 to February 2008; and
                                                 Assistant Treasurer of all of the Pioneer Funds
                                                 from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)    Since 2016. Serves at   Director - Fund Treasury of Amundi Pioneer; and None
Assistant Treasurer      the discretion of the   Assistant Treasurer of all of the Pioneer Funds
                         Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)       Since 2016. Serves at   Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer      the discretion of the   Amundi Pioneer; and Assistant Treasurer of all
                         Board                   of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)    Since 2016. Serves at   Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer      the discretion of the   Amundi Pioneer since November 2008; Assistant
                         Board                   Treasurer of all of the Pioneer Funds since
                                                 January 2009; Client Service Manager -
                                                 Institutional Investor Services at State Street
                                                 Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

58 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and Position   Term of Office and                                                      Other Directorships
Held With the Fund       Length of Service       Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)     Since 2016. Serves at   Chief Compliance Officer of Amundi Pioneer and  None
Chief Compliance Officer the discretion of the   of all the Pioneer Funds since March 2010;
                         Board                   Chief Compliance Officer of Amundi Pioneer
                                                 Institutional Asset Management, Inc. since
                                                 January 2012; Chief Compliance Officer of
                                                 Vanderbilt Capital Advisors, LLC since July
                                                 2012: Director of Adviser and Portfolio
                                                 Compliance at Amundi Pioneer since October
                                                 2005; Senior Compliance Officer for Columbia
                                                 Management Advisers, Inc. from October 2003 to
                                                 October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)     Since 2016. Serves at   Director - Transfer Agency Compliance of Amundi None
Anti-Money               the discretion of the   Pioneer and Anti-Money Laundering Officer of
Laundering Officer       Board                   all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

             Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17 59

                          This page is for your notes.

60 Pioneer U.S. Corporate High Yield Fund | Annual Report | 8/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                  ask.amundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 30494-00-1017

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $96,000 payable to Ernst & Young LLP for the year ended
August 31, 2017 and $73,121 payable to Deloitte & Touche LLP for the year ended August 31, 2016.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $26,171
payable to Ernst & Young LLP for the year ended
August 31, 2017 and $15,906 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended August 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $26,171 payable to Ernst & Young LLP for the year ended
August 31, 2017 and $15,906 payable to Deloitte & Touche LLP for the year ended August 31, 2016.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date October 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date October 30, 2017

* Print the name and title of each signing officer under his or her signature.